UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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VIVOS THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 7, 2024

Dear Fellow Stockholders:

You are cordially invited to attend Vivos Therapeutic, Inc.’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on November 26, 2024 at 10:00 a.m. Mountain Time. The formal meeting notice and proxy statement for the Annual Meeting are attached.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online, and vote and submit your questions during the Annual Meeting by visiting www.vivos.com/investor-relations/.

We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote by Internet, telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are in the accompanying proxy statement you received for the Annual Meeting. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Mountain Time on November 25, 2024. If you attend the Annual Meeting online and wish to vote at the Annual Meeting, you will be able to do so even if you have previously returned your proxy card.

On behalf of our Board of Directors and management, it is my pleasure to express our appreciation for your continued support of Vivos.

Sincerely,

/s/ R. Kirk Huntsman
R. Kirk Huntsman
Chairman of the Board and Chief Executive Officer
Littleton, Colorado
October 7, 2024

YOUR VOTE IS IMPORTANT

VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION. PLEASE PROMPTLY VOTE YOUR SHARES BY FOLLOWING THE INSTRUCTIONS FOR VOTING DESCRIBED IN THE PROXY STATEMENT BY COMPLETING, SIGNING, DATING AND RETURNING YOUR PROXY CARD MAIL, EMAIL OR FAX AS DESCRIBED ON YOUR PROXY CARD. YOU MAY ALSO VOTE VIA THE INTERNET AS DESCRIBED HEREIN.

YOUR PROXY, GIVEN BY VOTING PRIOR TO THE ANNUAL MEETING, MAY BE REVOKED PRIOR TO ITS EXERCISE BY ENTERING A NEW VOTE OVER THE INTERNET, FILING WITH OUR SECRETARY PRIOR TO THE ANNUAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING ONLINE AND VOTING ONLINE.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE ANNUAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING ONLINE MAY VOTE EVEN IF HE OR SHE HAS RETURNED A PROXY.

VIVOS THERAPEUTICS, INC.

7921 Southpark Plaza, Suite 210

Littleton, Colorado 80120

(844) 672-4357

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 26, 2024

10:00 A.M. MOUNTAIN TIME

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Vivos Therapeutics, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), will be held on November 26, 2024, at 10:00 a.m. Mountain Time, as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at www.vivos.com/investor-relations/. The Annual Meeting will be held for the following purposes, as more fully described in the proxy statement accompanying this notice:

1.	ELECTION OF DIRECTORS. To elect the six (6) directors named in the attached proxy statement (all of whom are currently serving as directors) to serve until their successor is duly elected and qualified, unless they resign, is removed or otherwise is disqualified from serving as a director of the Company;

2.	APPROVAL OF THE COMPANY’S PROPOSED 2024 OMNIBUS EQUITY INCENTIVE PLAN AND CONTINGENT AWARDS. To approve the adoption of the Company’s proposed 2024 Omnibus Equity Incentive Plan (the “2024 Plan”) and certain option grants previously awarded subject to stockholder approval of the 2024 Plan;

3.	RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To ratify the appointment by the Audit Committee of our Board of Directors of Moss Adams LLP (“Moss Adams”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

4.	ANY OTHER BUSINESS. To consider and vote upon any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our Board of Directors recommends that stockholders vote FOR each of the directors in Proposal 1, and FOR each of proposals 2 and 3. Only stockholders of record at the close of business on October 4, 2024 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at our principal executive office for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting. Our stock transfer books will remain open between the Record Date and the date of the Annual Meeting.

To assure your representation at the Annual Meeting, please vote your proxy via the Internet, by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting online and vote, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED, FOR EACH OF THE DIRECTOR NOMINEES, FOR THE 2024 PLAN, AND FOR THE RATIFICATION OF THE APPOINTMENT BY THE AUDIT COMMITTEE OF OUR BOARD OF DIRECTORS OF MOSS ADAMS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

Please note: If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote. Accordingly, we ask that you please complete your proxy statement or cast your vote at the Annual Meeting to ensure your vote will count.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on November 26, 2024: This notice of Annual Meeting, the accompanying proxy statement, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, are available at www.vivos.com/investor-relations/. We will also be mailing these materials to our stockholders of record as of the Record Date on or about October 15, 2024.

Instructions for voting on the matters presented at the Annual Meeting are contained in the accompanying proxy statement (see “Voting and Related Matters”).

By order of the Board of Directors,

/s/ R. Kirk Huntsman
R. Kirk Huntsman
Chairman of the Board and Chief Executive Officer
Littleton, Colorado
October 7, 2024

VIVOS THERAPEUTICS, INC.

7921 Southpark Plaza, Suite 210

Littleton, Colorado 80120

(844) 672-4357

PROXY STATEMENT

The enclosed proxy is solicited on behalf of Vivos Therapeutics, Inc., a Delaware corporation (the “Company,” “our,” “us” or “we”), by its Board of Directors (the “Board” or “Board of Directors”) for use at its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually at 10:00 a.m. Mountain Time on November 26, 2024, or at any adjournments or postponements thereof, for the purposes set forth in this proxy statement and in the accompanying notice. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting www.vivos.com/investor-relations/.

This notice of annual meeting and proxy statement and our annual report for the fiscal year ended December 31, 2023 (the “Annual Report” and, together with the Proxy Statement, the “proxy materials”) are being furnished by and on behalf of the Board. The proxy materials are first being distributed or made available to our stockholders, by mail and via the internet, on or about October 7, 2024.

These proxy solicitation materials are being provided to all stockholders entitled to vote at the Annual Meeting. Stockholders who owned shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) at the close of business on October 4, 2024 (the “Record Date”) are entitled to receive notice of, attend and vote at the Annual Meeting. On the Record Date, there were 4,765,300 shares of Common Stock outstanding and approximately 8,150 beneficial holders of our Common Stock. Each share of Common Stock entitles the holder to one vote.

TABLE OF CONTENTS

Page
VOTING AND RELATED MATTERS	1
EXECUTIVE OFFICERS AND DIRECTORS	4
BOARD OF DIRECTORS	8
EXECUTIVE AND DIRECTOR COMPENSATION	12
OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	19
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	21
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS	24
DELINQUENT SECTION 16(A) REPORTS	25
PROPOSALS
Proposal No. 1 – Election of Directors	26
Proposal No. 2 – Approval of Proposed 2024 Omnibus Equity Incentive Plan	27
Proposal No. 3 – Ratification of the Appointment by the Audit Committee of the Board of Moss Adams LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2024	34
OTHER BUSINESS	36
HOUSEHOLDING	36
ANNUAL REPORT ON FORM 10-K	36

VOTING AND RELATED MATTERS

Voting Procedures

As a stockholder of Vivos Therapeutics, you have a right to vote on certain business matters affecting us. The proposals that will be presented at the Annual Meeting and upon which you are being asked to vote are discussed below in the “Proposals” section. Each share of our Common Stock you owned as of the Record Date entitles you to one vote on each proposal presented at the Annual Meeting.

Proxy Card

The proxy card enables you to appoint R. Kirk Huntsman, our Chief Executive Officer and Chairman of the Board, and Bradford Amman, our Chief Financial Officer and Secretary, as your representatives at the Annual Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing these individuals to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the virtual Annual Meeting. Even if you plan to attend the virtual Annual Meeting, we think that it is a good idea to complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment. The form of proxy card is annexed to this Proxy Statement.

Methods of Voting

You may vote over the Internet, by mail or in person online at the Annual Meeting. Please be aware that if you vote over the Internet, you may incur costs such as Internet access charges for which you will be responsible.

Voting over the Internet. The website address for Internet voting is provided on the accompanying proxy card. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Mountain Time on November 25, 2024. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to return a proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

Voting by Mail. You can vote by marking, dating and signing your proxy card and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting. If you received printed copies of the proxy materials by mail and are a beneficial holder, you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

Voting at the Meeting. If you attend the Annual Meeting online and plan to vote, you will be able to vote virtually. Have your proxy card in hand as you will be prompted to enter your control number to vote at the Annual Meeting.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the Annual Meeting. To do this, you must:

●	enter a new vote over the Internet, or sign and return a replacement proxy card;

●	provide written notice of the revocation to our Secretary at our principal executive office, 7921 Southpark Plaza, Suite 210, Littleton, Colorado 80120, which written notice must be received prior to the Annual Meeting; or

●	attend the virtual Annual Meeting online and vote.

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Quorum and Voting Requirements

Stockholders of record at the close of business on the Record Date are entitled to receive notice and vote at the Annual Meeting. On the Record Date, there were 4,765,300 issued and outstanding shares of our Common Stock. Each holder of Common Stock (or restricted Common Stock) voting at the Annual Meeting, either online or by proxy, may cast one vote per share of Common Stock held on the Record Date on all matters to be voted on at the Annual Meeting. Stockholders may not cumulate votes in the election of directors.

The presence, in person, online or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote constitutes a quorum for the transaction of business at the Annual Meeting. Assuming that a quorum is present:

1.	a majority of the shares present in person, online, or represented by proxy at the Annual Meeting and entitled to vote on the election of directors will be required to elect each Board nominee;

2.	the adoption of the Company’s proposed 2024 Plan and certain contingent option awards thereunder will be approved if approved by a majority of shares present in person, online, or represented by proxy at the Annual Meeting and entitled to vote on the matter; and

3.	the ratification of the appointment by the Audit Committee of our Board of Moss Adams LLP (“Moss Adams”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 will be approved if approved by a majority of the votes cast at the Annual Meeting on this proposal.

Votes cast by proxy or online at the Annual Meeting will be tabulated by the election inspector appointed for the Annual Meeting who will also determine whether a quorum is present. The election inspector will treat abstentions and broker non-votes as shares that are present for purposes of determining the presence of a quorum. Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. The adoption of the 2024 Plan and the election of the directors are “non-routine.” Thus, in tabulating the voting result for these proposals, shares that constitute broker non-votes are not considered votes cast on these proposals. The ratification of the appointment of Moss Adams is a “routine” matter and therefore a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given. With regard to the adoption of the 2024 Plan and the election of our director nominees, broker non-votes and votes marked “withheld” will not affect the outcome of the adoption of the 2024 Plan or the election of the directors. With regard to the ratification of the appointment by the Audit Committee of our Board of Moss Adams as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, abstentions will not be counted for purposes of determining whether such proposal has been ratified and will not have the effect of negative votes, whereas, because the ratification of the appointment of auditors is a routine matter, a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given.

If your shares are held by a bank or broker in street name, it is important that you cast your vote if you want it to count in the election of directors and each of the other non-routine matters. Voting rules will prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and each of the other non-routine matters. Accordingly, if your shares are held by a bank or broker in street name and you do not vote or, if applicable, instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf.

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Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting as directed. If no specification is indicated, the shares will be voted:

1.	“for” the election of each Board nominee set forth in this proxy statement unless the authority to vote for such directors is withheld;

2.	“for” the adoption of the 2024 Plan and related contingent awards unless the authority to vote for such directors is withheld; and

3.	“for” the ratification of the appointment by the Audit Committee of our Board of Moss Adams as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Voting Results

Voting results will be announced at the Annual Meeting and published in a Current Report on Form 8-K that will be filed with the SEC within four business days after the Annual Meeting.

Holding of Stock

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below and described elsewhere herein, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, VStock Transfer LLC, you are a “stockholder of record” who may vote at the Annual Meeting, and we will send to you these proxy materials. As the stockholder of record, you have the right to direct the voting of your shares by voting as described above. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials were forwarded to you by our transfer agent or by your broker or nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to vote or to direct your broker on how to vote your shares and to attend online the Annual Meeting. Whether or not you plan to attend the virtual Annual Meeting, please complete, date and sign the proxy card to ensure that your vote is counted.

Proxy Solicitation

We are soliciting proxies solely on behalf of the Company and will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by our directors, officers or employees, personally, by telephone, facsimile, Internet or other means, without additional compensation. We have retained Lioness Consulting LLC (“Lioness”) to assist with the solicitation of proxies for this meeting. Lioness will be paid their customary fee plus reasonable out-of-pocket expenses.

No Right of Appraisal

None of Delaware law, our certificate of incorporation or our Amended and Restated Bylaws (the “Bylaws”) provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Questions About Voting Your Shares

You can contact our Secretary at (844) 672-4357 or by sending a letter to our Secretary at our principal executive office, 7921 Southpark Plaza, Suite 210, Littleton, Colorado 80120, with any questions about proposals described in this proxy statement or how to execute your vote.

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EXECUTIVE OFFICERS AND DIRECTORS

The following table and text set forth the names and ages of our directors and executive officers as of the Record Date. The Board is comprised of only one class of directors. Also provided herein are brief descriptions of the business experience of each director and executive officer during the past five years (based on information supplied by them) and an indication of directorships held by each director in other public companies subject to the reporting requirements under the Federal securities laws. During the past ten years, none of our directors or executive officers has been involved in any legal proceedings that are material to an evaluation of the ability or integrity of such person:

Name	Age	Position and Offices with the Company
R. Kirk Huntsman	66	Co-founder, Chairman of the Board, and Chief Executive Officer
Bradford Amman	62	Chief Financial Officer
Ralph E. Green	85	Director
Anja Krammer	57	Director
Mark F. Lindsay	61	Director
Leonard J. Sokolow	68	Director
Matthew Thompson	62	Director

The biographical information concerning the directors and executive officers listed above is set forth below.

Executive Officers

R. Kirk Huntsman is a co-founder of our company and has served as our Chief Executive Officer and a director since September 2016. In June 2020, he was elected Chairman of the Board by our board of directors. In 1995, he founded Dental One (now Dental One Partners), which, as President and Chief Executive Officer he grew to become one of the leading DSOs (dental service organizations) in the country, with over 165 practices in 15 states. After a successful sale of Dental One to MSD Capital in 2008 and subsequent merger in 2009 with Dental Care Partners, Mr. Huntsman was appointed in 2010 as Chief Executive Officer of ReachOut Healthcare America, a Morgan Stanley Private Equity portfolio company. In 2012, he founded Xenith Practices, LLC, a DSO focused on rolling up larger independent general dental offices, which were sold in 2015. From January 2014 to September 2015, Mr. Huntsman founded and served as the Chief Executive Officer of Ortho Ventures, LLC, a U.S. distributor of certain pediatric oral appliances with applications for pediatric sleep disordered breathing. Since November 2015, he has served as the Chief Executive Officer of First Vivos, Inc., which is now our wholly owned subsidiary. He was also a founding member of the Dental Group Practice Association (DGPA), now known as the Association of Dental Support Organizations (ADSO). He is the father of Todd Huntsman, Sr. Vice President, Product and Technology. He holds a BS degree in finance from Brigham Young University.

Bradford Amman has served as our Chief Financial Officer since October 2018. From January 2017 to October 2018, Mr. Amman served as the Chief Financial Officer and Chief Operations Officer of InLight Medical, a manufacturer and distributor of medical devices cleared by the FDA for increased circulation and reduced pain. Prior to InLight, from 2010 to 2017, he served as CereScan Corp.’s Chief Financial Officer. CereScan specializes in state-of-the-art functional brain imaging, utilizing a patented process, the latest generation functional imaging SPECT and PET cameras and the industry’s leading brain imaging software to assist in the diagnosis of a magnitude of brain-related conditions and disorders. Mr. Amman served as Chief Financial Officer of LifeVantage Corporation from 2006 to 2010, including during its initial public offering. Mr. Amman holds a Master of Business Administration from the University of Notre Dame and a BS in Accounting from the University of Denver.

Directors

Ralph E. Green, DDS, MBA joined our Board in June 2020. He has devoted more than 35 years to senior level executive positions. Since 2003, Dr. Green has served as President and CEO of his proprietary dental practice. From 2003 to 2017 he served as Vice President of Clinical Affairs for ReachOut Healthcare America, a Morgan Stanley Private Equity company focused on Arizona’s underserved children’s population. From 1997 through 2002, Dr. Green was President of Zila Pharmaceuticals Inc. where he was engaged in clinical trials, patent development and regulatory approval submissions. Dr. Green has done extensive research on bone growth and oral cancer. In the mid-1980’s, Bofors Nobel-Pharma selected Dr. Green to establish the Swedish Branemark Dental Implant in America, now known as Nobel Biocare, the global leader in dental implants with several billions in sales. In 1987, Dr. Green discovered and patented a method of activating the titanium implant surface to enhance its success rate. He started his own titanium implant company, OTC America, which was acquired after 18 months by Collagen Corporation, where he served as Senior Vice President. Following his tenure at Collagen, he started his own consulting firm, Biofusion Technology. He also served as Assistant Professor in the Tufts University School of Medicine and School of Dental Medicine in the 1970’s and 1980’s. Dr. Green has served as President-elect and director of the Dental Manufacturers of America. He was honored as a fellow in the Academy of International Dentistry in Nice, France, and has been honored to be inducted into the Marquis WHO’s Who in America, 2022-2023. Dr. Green holds a DDS from the University of Iowa, an MBA from Boston University and a BA in Biology from Graceland University.

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Anja Krammer joined our Board in June 2020. In early 2020, Ms. Krammer was appointed as the Chief Executive Officer of Turn Biotechnologies, a development stage company focused on reversing aging and age-related diseases. From 2013 through 2018, she co-founded, served as President, Secretary and a director of BioPharmX, a specialty pharmaceutical company where she led the initial public offering onto the New York Stock Exchange in 2015. Ms. Krammer served as Principal/Founder of MBI, Inc., a management consulting firm beginning in January 1998. While at MBI, Inc., Ms. Krammer also served as Vice President Global Marketing from April 2006 to August 2008 for Reliant Technologies, a venture-backed startup in aesthetic medicine. From April 2004 to April 2006, Ms. Krammer served as Sr. Director of Strategic Marketing for Medtronic Corporation. From December 2000 to September 2001, Ms. Krammer was Vice President, Solutions Marketing for Getronics Corporation, a global IT services company. From April 1999 to December 2000, Ms. Krammer served as Vice President, Indirect Channel Sales and Worldwide Industry Partnership Marketing in the Itronix Division of Acterna Corporation, an optical communications company. Ms. Krammer’s other prior roles include serving as Director of Worldwide Marketing and Communications for Tektronix Corporation in its Color Printing and Imaging Division from October 1997 to April 1999. From October 1995 to October 1997, Ms. Krammer was Director of Worldwide Sales and Marketing with KeyTronic Corporation, a computer equipment manufacturer. Ms. Krammer holds a BAIS degree with a focus on Marketing/Management from the University of South Carolina and an International Trade Certificate from the University of Paris-Sorbonne. Ms. Krammer currently serves on the Board of Directors of Turn Biotechnologies and Pixium-Vision SA (EURONEXT:PIX)

Mark F. Lindsay joined our Board in June 2020. Since 2008, he has served as a consultant and the director of the healthcare and pharmaceuticals practices group with the Livingston Group. From February 2001 through September 2008, Mr. Lindsay was with UnitedHealth Group, one of the world’s largest healthcare companies, where he held a number of senior positions including President of the AARP Pharmacy Services Division and Vice President of Public Communications and Strategy. In 2008, he served on President Obama’s transition team. From May 1996 through January 2001, Mr. Lindsay served in President Clinton’s White House as Assistant to the President for the Office of Management and Administration. His areas of responsibility included the White House Military Office, which managed Air Force One; The White House Communications Agency; the Medical Unit and Camp David; running the White House Operations; and the Executive Office of the President’s Office of Administration, which was responsible for finance, information systems, human resources, legal/appropriations and security. Mr. Lindsay’s office was responsible for the logistics of all domestic and international Presidential travel and special air missions. President Clinton selected Mr. Lindsay to be the operational lead for the White House’s 2001 transition preparation and execution. From 1994 through 1997, Mr. Lindsay served as senior legislative aid and counsel to Congressman Louis Stokes (D-OH). He worked closely with Democrats and the Congressional Black Caucus on a number of business and economic issues. He was also a member of Senator Hillary Clinton’s Minnesota Finance Committee for her 2008 Presidential campaign. Mr. Lindsay holds a graduate degree from Macalester College in St. Paul, Minnesota; a Juris Doctorate from Case Western Reserve University School of Law; a master’s degree in international Affairs from Georgetown University; and a graduate degree from the Advanced Management program at the University of Pennsylvania’s Wharton Business School. He is a member of the District of Columbia Bar.

Leonard J. Sokolow joined our Board in June 2020. Since September 2023, Mr. Sokolow has served as co-Chief Executive Officer of SKYX Platforms Corp. (Nasdaq: SKYX). He had served as in independent director and board committee member of SKYX Platforms since 2015 and continues to serve as a board member of that company. From 2015 to August 2023, Mr. Sokolow served as Chief Executive Officer and President of Newbridge Financial, Inc., a financial services holding company. From 2015 to July 2022 Mr. Sokolow served as Chairman of Newbridge Securities Corporation, Newbridge Financial, Inc.’s full service broker-dealer. From August 2022 to August 2023 Mr. Sokolow served as CEO of Newbridge Securities Corporation and Newbridge Financial Services Group, Inc., Newbridge Financial, Inc.’s, full service registered investment adviser. From 2008 through 2012, he served as President and Vice Chairman of National Holdings Corporation, a publicly traded financial services company. From November 1999 until January 2008, Mr. Sokolow was Chief Executive Officer and President, and a member of the Board of Directors, of vFinance Inc., a publicly traded financial services company, which he cofounded. Mr. Sokolow was the Chairman of the Board of Directors and Chief Executive Officer of vFinance Inc. from January 2007 until July 2008, when it merged into National Holdings Corporation. From 1994 to 1998, Mr. Sokolow was founder, Chairman and Chief Executive Officer of the Americas Growth Fund Inc., a closed-end registered investment company. From 1988 until 1993, Mr. Sokolow was an Executive Vice President and the General Counsel of Applica Inc., a publicly traded appliance marketing and distribution company. From 1982 until 1988, Mr. Sokolow practiced corporate, securities and tax law and was one of the founding attorneys and a partner of an international boutique law firm. From 1980 until 1982, he worked as a Certified Public Accountant for Ernst & Young and KPMG Peat Marwick. Since June 2006, Mr. Sokolow has served on the Board of Directors of Consolidated Water Company Ltd. (Nasdaq: CWCO) and as Chairman of its Audit Committee; as well as a member of its Nominations and Corporate Governance Committee since 2011. Since December 2021, Mr. Sokolow has served as a member of the Board of Directors of Agrify Corporation (Nasdaq: AGFY), where he currently serves as a member of the Audit Committee and the Compensation Committee. Mr. Sokolow received his B.A. and J.D. degrees from the University of Florida and a Masters of Law in Taxation from New York University Law School and remains a Certified Public Accountant. Our Audit Committee has determined that Mr. Sokolow meets the statutory requirements to serve as an “audit committee financial expert” for Nasdaq purposes.

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Matthew Thompson, M.D. joined our Board in June 2020. Dr. Thompson is President and CEO of Endologix LLC. Dr. Thompson previously served as Chief Medical Officer of Endologix LLC. Dr. Thompson is an Adjunctive Professor at Stanford School of Medicine (since 2017) and was contract surgeon and Visiting Professor at Cleveland Clinic Lerner College of Medicine of Case Western Reserve University between 2020 and 2022. Prior to joining Endologix, Dr. Thompson served as Professor of Vascular Surgery at St. George’s University of London and St George’s Vascular Institute (2002-2016). Dr. Thompson’s awards include a Hunterian Professorship, the Moynihan traveling fellowship and the gold medal for the intercollegiate examination. Dr. Thompson is also the editor of the Oxford Textbook of Vascular Surgery and the Oxford Handbook of Vascular Surgery. Dr. Thompson was Chair of the National Specialized Commissioning Clinical Reference Group (2013-2016) for Vascular Services and is a founder of the British Society for Endovascular Therapy (2004). Dr. Thompson was a Council Member of the Vascular Society (2014-2017), and Chairman of the Vascular Society Annual Scientific Meeting (2014-2017). Dr Thompson was the clinical director for three London-wide service reconfigurations (cardiovascular disease, major trauma and emergency services) (2010-2013). Dr. Thompson trained at Cambridge University (1981-1984), St. Bartholomew’s Hospital (1984-1987), the University of Leicester (1994) and Adelaide (1998).

Except as otherwise provided by law, each director shall hold office until either their successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Officers serve at the discretion of the Board.

There are no family relationships between any of our director nominees or executive officers and any other of our director nominees or executive officers.

Directors and Executive Officers Qualifications

Although we have not formally established any specific minimum qualifications that must be met by each of our officers, we generally evaluate the following qualities: educational background, diversity of professional experience, including whether the person is a current or was a former chief executive officer or chief financial officer of a public company or the head of a division of a prominent international organization, knowledge of our business, integrity, professional reputation, independence, wisdom, and ability to represent the best interests of our stockholders.

The nominating and corporate governance committee of the Board of Directors prepare policies regarding director qualification requirements and the process for identifying and evaluating director candidates for adoption by the Board of Directors. The above-mentioned attributes, along with the leadership skills and other experiences of our officers and Board of Directors members described above, provide us with a diverse range of perspectives and judgment necessary to facilitate our goals of stockholder value appreciation through organic and acquisition growth.

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Director Qualifications

R. Kirk Huntsman - Our Board believes that Mr. Huntsman’s qualifications to serve on our Board include his extensive experience in the dental industry, focusing on dental support organizations by integrating cutting-edge technology and better management practices.

Ralph E. Green, DDS, MBA - Our Board believes that Dr. Green’s qualifications to serve on our Board include his extensive experience and relationships in the dental industry, his expertise with clinical trials and executive-level experience with pharmaceutical and dental implant firms.

Anja Krammer - Our Board believes that Ms. Krammer’s qualifications to serve on our Board include her experience as a director and chief executive officer, experience with startup enterprises, her successful leadership roles in securing capital markets funding, and her experience in the pharmaceutical industry.

Mark F. Lindsay - Our Board believes that Mr. Lindsay’s qualifications to serve on our Board include his director experience and his experience in legal, governmental, regulatory and business development within the healthcare industry.

Leonard J. Sokolow - Our Board believes Mr. Sokolow’s qualifications include his experience as a director and principal executive officer, his legal, accounting, auditing and consulting background, and that he meets the statutory requirements to be identified as an “audit committee financial expert.”

Matthew Thompson, M.D. - Our Board believes that Dr. Thompson’s qualifications to serve on our Board include his executive-level experience with a publicly-traded medical technology firm and his extensive medical background.

Director Independence

Under Nasdaq standards, a director is not “independent” unless the Board affirmatively determines that he or she does not have a direct or indirect material relationship with us or any of our subsidiaries. In addition, the director must meet the bright-line tests for independence set forth by the Nasdaq rules.

Our Board has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has affirmatively determined that Ms. Krammer, Mr. Lindsay, Dr. Thompson, Dr. Green and Mr. Sokolow are “independent directors,” and Mr. Huntsman is a “non-independent director,” as defined by the applicable rules and regulations of the Nasdaq. In making these determinations, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the director’s beneficial ownership of our Common Stock and the relationships of our non-employee directors with certain of our significant stockholders.

Board Leadership Structure and Board’s Role in Risk Oversight

R. Kirk Huntsman is our Chairman of the Board as well as our Chief Executive Officer. The Chairman has authority, among other things, to preside over Board meetings and set the agenda for Board meetings. Accordingly, the Chairman has substantial ability to shape the work of our Board. We believe that the presence of five independent members of our Board ensures appropriate oversight by the Board of our business and affairs. However, no single leadership model is right for all companies and at all times. The Board recognizes that depending on the circumstances, other leadership models, such as the appointment of a lead independent director, might be appropriate. Accordingly, the Board may periodically review its leadership structure. In addition, the Board holds executive sessions in which only independent directors are present.

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Our Board is generally responsible for the oversight of corporate risk in its review and deliberations relating to our activities. Our principal source of risk falls into two categories: financial and product commercialization. Our Audit Committee oversees management of financial risks; our Board regularly reviews information regarding our cash position, liquidity and operations, as well as the risks associated with each. The Board regularly reviews plans, results and potential risks related to our product offerings, growth, and strategies. Our Compensation Committee oversees risk management as it relates to our compensation plans, policies and practices for all employees including executives and directors, particularly whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could have a material adverse effect on our company.

Committees of the Board of Directors

Our Board of Directors established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The composition and function of each committee are described below. In addition, from time to time, special committees may be established under the direction of our Board when necessary to address specific issues. Each of the audit committee, the compensation committee and the nominating and corporate governance committee operates under a written charter.

BOARD OF DIRECTORS

Overview

Our Bylaws provide that the size of our Board is to be determined from time to time by resolution of the Board but shall consist of at least three members. Our Board presently consists of six members. Our Board has determined five of our directors – Ms. Krammer, Mr. Lindsay, Dr. Thompson, Dr. Green, and Mr. Sokolow – to be independent under the rules of the Nasdaq Stock Market, after taking into consideration, among other things, those transactions described under “Certain Transactions”. Mr. Huntsman serves as Chairman of the Board and is Chief Executive Officer and is a “non-independent director,” as defined by the applicable rules and regulations of the Nasdaq Stock Market. The Board does not have a lead director; however, recognizing that the Board is composed almost entirely of outside directors, in addition to the Board’s strong committee system (as described more fully below), we believe this leadership structure is appropriate for the Company and allows the Board to maintain effective oversight of management.

At each annual meeting of stockholders, members of our Board are elected to serve until the next annual meeting and until their successors are duly elected and qualified. If the nominees named in this proxy statement are elected, the Board will consist of six persons.

Committees of the Board of Directors

The Board has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee.

The following table sets forth the current composition of the three standing committees of our Board:

Name	Board	Audit	Compensation	Nominating and Governance
Mr. Huntsman	Chair
Mr. Green	X	X	X
Ms. Krammer	X	X		X
Mr. Lindsay	X		Chair
Mr. Sokolow (audit committee financial expert)	X	Chair		X
Mr. Thompson	X		X	Chair

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Audit Committee. The Audit Committee has three members that are independent directors, including Mr. Sokolow, Ms. Krammer and Dr. Green. Mr. Sokolow serves as the chair of the Audit Committee and satisfies the definition of “audit committee financial expert”. Our Audit Committee has adopted a written charter, a copy of this charter is posted on the Corporate Governance section of our website, at www.vivos.com (click “Investor Relations” and “Governance”). Our Audit Committee is authorized to:

●	approve and retain the independent auditors to conduct the annual audit of our financial statements;

●	review the proposed scope and results of the audit;

●	review and pre-approve audit and non-audit fees and services;

●	review accounting and financial controls with the independent auditors and our financial and accounting staff;

●	review and approve transactions between us and our directors, officers and affiliates;

●	recognize and prevent prohibited non-audit services;

●	establish procedures for complaints received by us regarding accounting matters; and

●	oversee internal audit functions, if any.

The Board of Directors has determined that Mr. Sokolow is an “audit committee financial expert” as defined by the rules of the SEC.

Please see the section entitled “Audit Committee Report” for further matters related to the Audit Committee.

Compensation Committee. The Compensation Committee has three members that are independent directors, including Mr. Lindsay, Dr. Thompson and Dr. Green. Mr. Lindsay serves as the chair of the Compensation Committee. Our Compensation Committee has adopted a written charter, and a copy of this charter is posted on the Corporate Governance section of our website, at www.vivos.com (click “Investor Relations” and “Governance”).

Our Compensation Committee is authorized to:

●	review and determine the compensation arrangements for management;

●	establish and review general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

●	review and determine our stock incentive and purchase plans;

●	oversee the evaluation of the Board of Directors and management;

●	review the independence of any compensation advisers; and

●	delegate any of its responsibilities to one or more subcommittees as it sees fit.

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Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has three members that are independent directors, including Dr. Thompson, Ms. Krammer and Mr. Sokolow. Dr. Thompson serves as the chair of the Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee has adopted a written charter, and a copy of this charter is posted on the Corporate Governance section of our website, at www.vivos.com (click “Investor Relations” and “Governance”). The functions of our Governance Committee, among other things, include:

●	identifying individuals qualified to become board members and recommending directors;

●	nominating board members for committee membership;

●	developing and recommending to our board corporate governance guidelines;

●	reviewing and determining the compensation arrangements for directors;

●	overseeing the evaluation of our Board and its committees and management; and

●	overseeing our compliance with applicable medical, medical regulator, and healthcare laws and regulations.

All members of our Nominating and Corporate Governance Committee are independent under the listing standards of the Nasdaq Stock Market.

Number of Meetings

During the fiscal year ended December 31, 2023, our Board of Directors met eight times, the audit committee met six times, the compensation committee met four times and the nominating and corporate governance committee met one time. In the fiscal year ended December 31, 2023, our directors attended 99% of the meetings of the Board and committees on which he or she served as a member.

Executive Sessions

Executive sessions, which are meetings of the non-management members of the Board of Directors, are regularly scheduled throughout the year. In addition, at least once a year, the independent directors meet in a private session that excludes management and any non-independent directors. At each of these meetings and, in her absence, the independent directors in attendance determine which member will preside at such session.

Board Member Attendance at Annual Stockholder Meetings

Although we do not have a formal policy regarding director attendance at annual stockholder meetings, directors are encouraged to attend these annual meetings. All of our directors attended the last annual meeting of stockholders held on September 22, 2023.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee at any time, has been one of our officers or employees, or, during the last fiscal year, was a participant in a related-party transaction that is required to be disclosed. None of our executive officers currently serves, or in the past year has served, as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers on our Board of Directors or Compensation Committee.

Code of Business Conduct and Ethics and Insider Trading Policy

We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of business conduct and ethics is available at our website at www.vivos.com (click “Investor Relations” and “Governance”). We expect that any amendments to the code, or any waivers of its requirement, will be disclosed on our website.

Insider Trading Policy

In March 2023, our Board of Directors adopted a revised Insider Trading Policy for our company principally to reflect changes to SEC Rule 10b5-1 which went into effect in February 2023. Among other customary provisions, our Insider Trading Policy provides for pre-clearance by our Chief Financial Officer of any purchases or sales of our securities by officers, directors or employees of our company and specifies “trading windows” in which purchases and sales of our securities by such persons are permitted (provided such persons are not then in possession of material non-public information regarding or relating to our company).

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Compensation Recovery Policy

On December 1, 2023, our Board of Directors adopted a policy (commonly known as a “clawback” policy) which provides for the recovery of erroneously awarded incentive compensation to certain of our officers in the event that we are required to prepare an accounting restatement due to material noncompliance by us with any financial reporting requirements under the federal securities laws. This policy is designed to comply with Section 10D of the Securities Exchange Act of 1934, as amended, related rules and the listing standards of Nasdaq Stock Market or any other securities exchange on which our shares are listed in the future. The policy is administered by our Board of Directors or, if so designated by the Board of Directors, the Compensation Committee. Any determinations made by the Board shall be final and binding on all affected individuals.

The individuals covered by this policy (the “Covered Executives”) are any current or former employee who is or was identified as our president, principal financial officer, principal accounting officer (or if there is no such accounting officer, the controller), any vice-president in charge of a principal business unit, division, or function (such as sales, administration, or finance), any other officer who performs a policy-making function, or any other person (including any executive officer of our subsidiaries or affiliates) who performs similar policy-making functions for us.

The policy covers our recoupment of “Incentive Compensation” (as defined in the policy) received by a person after beginning service as a Covered Executive and who served as a Covered Executive at any time during the performance period for that Incentive Compensation. In the event we are required to prepare an accounting restatement, the policy requires us to recover, reasonably promptly, any excess incentive compensation (as determined by our Board of Directors or Compensation Committee) received by any Covered Executive during the three completed fiscal years immediately preceding the date on which we are required to prepare such accounting restatement.

The foregoing description of our Compensation Recovery Policy does not purport to be complete and is qualified in its entirety by the terms and conditions of such policy, a copy of which is filed as an exhibit to this Report and is incorporated herein by reference.

Communications with the Board

Any stockholder or any other interested party who desires to communicate with our Board of Directors, our non-management directors, or any specified individual director, may do so by directing such correspondence to the attention of the Secretary, Vivos Therapeutics, Inc., 7921 Southpark Plaza, Suite 210, Littleton, Colorado 80120. The Secretary will forward the communication to the appropriate director or directors as appropriate.

Board Diversity Matrix

Board Diversity Matrix as of October 4, 2024
Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors
Part II: Demographic Background
African American or Black		1
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	4
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

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EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

Summary Compensation Table

The following summary compensation table provides information regarding the compensation paid during our fiscal years ended December 31, 2023 and 2022 to our Chief Executive Officer (principal executive officer), our Chief Medical Officer (who was terminated on March 1, 2022), and our Chief Financial Officer (principal accounting officer). We refer to these individuals as our “named executive officers”, or “NEOs”.

Name and Position		Year	Salary	Bonus	Stock Award	Option Award		Non-Equity Incentive Compensation		Non-Qualified Deferred Compensation		All Other Compensation		Total

R. Kirk Huntsman	(1)	2023	$463,393	$-	$-	$-	(4)	$-	(5)	$175,543	(6)	$18,765	(7)	$657,701
Chief Executive Officer		2022	384,853	-	$-	483,802	(4)	50,647	(5)	$-	(6)	18,548	(7)	$937,850

G. Dave Singh	(2)	2023	$-	$-	$-	$-	(4)	$-	(5)	$-	(6)	$-	(7)	$-
Chief Medical Officer		2022	73,173	$-	$-	-	(4)	-	(5)	$-	(6)	4,318	(7)	$77,491

Bradford Amman	(3)	2023	$313,575	$-	$-	$-	(4)	$-	(5)	$64,513	(6)	$21,952	(7)	$400,040
Chief Financial Officer		2022	256,532	$-	$-	195,691	(4)	20,858	(5)	$-	(6)	19,838	(7)	$492,919

(1)	Mr. Huntsman has served as Chief Executive Officer of our company since September 2016. Since November 2015, Mr. Kirk Huntsman served as Chief Executive Officer of First Vivos, Inc., a wholly owned subsidiary of our company, which we acquired in August 2016.

(2)	Dr. Singh served as Chief Medical Officer from September 2016 until March 1, 2022 (when he was terminated for cause) and served as our President from September 2016 to June 2019. Since July 2008, Dr. Singh served as Chief Executive Officer of BioModeling Solutions, Inc., a wholly owned subsidiary of our company, which we acquired in August 2016.

(3)	Mr. Amman joined our company as Chief Financial Officer in October 2018.

(4)	Stock option award value was based upon a Black-Scholes valuation calculation at the date of the stock option grant. We provide information regarding the assumptions used to calculate the value of all stock option awards made to named executive officers in Note 9 to our audited financial statements for the fiscal year ended December 31, 2023 and 2022.

(5)	Represents annual incentive compensation in accordance with terms of individual employment agreement.

(6)	Represents deferred compensation for salary and bonuses in accordance with terms of individual employment agreement.

(7)	Company contributions towards health insurance premiums in 2023 and 2022.

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Executive Employment Agreements

Amended and Restated CEO and CFO Employment Agreements

On September 7, 2024, the Board, with the recommendation of the Compensation Committee and with reference to data provided by a third-party compensation consultant, reviewed and approved amended and restated employment agreements for each of R. Kirk Huntsman, the Company’s Chief Executive Officer, and Bradford Amman, the Company’s Chief Financial Officer, Secretary and Treasurer that will take effect on January 1, 2025 (collectively, the “Amended Employment Agreements”). The Amended Employment Agreements supersede and replace in their entirety each of Mr. Huntsman’s and Mr. Amman’s Employment Agreements with the Company, dated October 8, 2020. The capitalized terms used below will have the meanings set forth in the Amendment Employment Agreements unless otherwise defined herein.

Description of the Amended Employment Agreements

The Amended Employment Agreements provides Mr. Huntsman and Mr. Amman, respectively, for: (i) a base salary of $450,000 and $320,000, an increase from $389,595 and $259,648, respectively (ii) a target annual cash incentive compensation bonus equal to 75% and 50% of their respective base salary, payable semi-annually; (iii) Mr. Huntsman and Mr. Amman continued participation in the Company’s long-term equity compensation programs with anticipated future grants having a grant date value that does not exceed 150% and 100% of their respective base salary; and (iv) participation in the Company’s standard employee benefit plans and programs available to the Company’s executives.

The Amended Employment Agreements also provides for certain severance benefits in the event that Mr. Huntsman’s or Mr. Amman’s employment is terminated by the Company other than for Cause (as defined therein), Disability (as defined therein) or death, or if Mr. Huntsman or Mr. Amman resigns for Good Reason (as defined therein).

●	In the event of a termination other than for Cause or for Good Reason, Mr. Huntsman or Mr. Amman (subject to his execution of a release of claims in favor of the Company) shall be entitled to receive: (i) a pro-rated Management Incentive Plan payment; (ii) a cash severance payment equal to 12 months of Mr. Huntsman or Mr. Amman then Base Salary (the “Base Salary Severance”); (iii) a lump cash payment equal to 12 times the monthly premium required to be paid by Mr. Huntsman or Mr. Amman to continue his respective group health care and dental care coverage as in effect for the year in which the termination of employment occurs, based on the monthly COBRA premium in effect as of the termination date; and (iv) all of Mr. Huntsman’s or Mr. Amman’s outstanding equity awards that are not yet vested shall vest in full.

●	In the event Mr. Huntsman or Mr. Amman dies or becomes Disabled, Mr. Huntsman or Mr. Amman or his respective estate (subject to Mr. Huntsman’s or Mr. Amman’s execution of a release of claims in favor of the Company) shall be entitled to receive: (i) a pro-rated Management Incentive Plan payment; (ii) the Base Salary Severance but it shall be reduced from 12 to 6 months; (iii) a lump cash payment equal to 6 times the monthly premium required to be paid by Mr. Huntsman or Mr. Amman to continue his respective group health care and dental care coverage as in effect for the year in which the termination of employment occurs, based on the monthly COBRA premium in effect as of the termination date; and (iv) all of Mr. Huntsman or Mr. Amman’s outstanding equity awards that are not yet vested shall vest in full.

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The Amended Employment Agreements also provides for certain severance benefits in the event of a Change in Control (as defined therein).

●	In the event of a Change In Control, and notwithstanding the fact that Mr. Huntsman or Mr. Amman may continue to provide services from and after the Change In Control, on the date of a Change In Control, all of Executive’s outstanding equity awards that are not yet vested shall vest in full.

●	In the event of a termination other than for Cause or for Good Reason during the 12 month period following the Change in Control, Mr. Huntsman or Mr. Amman (subject to his execution of a release of claims in favor of the Company) shall be entitled to receive: (i) a pro-rated Management Incentive Plan payment; (ii) the Base Salary Severance but it shall be increased to 24 months; and (iii) a lump cash payment equal to 24 times the monthly premium required to be paid by Mr. Huntsman or Mr. Amman to continue his respective group health care and dental care coverage as in effect for the year in which the termination of employment occurs, based on the monthly COBRA premium in effect as of the termination date.

The Amended Employment Agreements include standard restrictive covenant precluding both Mr. Huntsman or Mr. Amman from engaging in competitive activities for 24 months following their respective termination of employment for any reason.

Mr. Huntsman will not receive any additional compensation for his service as a member of the Board.

Both Mr. Huntsman and Mr. Amman will also enter into the Company’s new standard form of Employee Confidential Information and Invention Assignment Agreement.

The foregoing descriptions of the Amended Employment Agreements are not complete and are qualified in their entirety by reference to the full text of the Amended Employment Agreements, which the Company expect to file as an exhibit to its Quarterly Report on Form 10-Q for the period ended September 30, 2024.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of shares of Common Stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2023.

			Number of Securities Underlying		Option	Option
	Grant		Unexercised Options		Exercise	Expiration
Name	Date		Exercisable	Unexercisable	Price	Date

R. Kirk Huntsman:
	6 /16/21	(2)	3,000	2,000	$141.00	6/16/26
	2 /25/22	(2)	2,000	3,000	$81.75	2/25/27
	12 /23/22	(1)	13,333	-	$12.00	12/23/27
	12 /23/22	(2)	2,400	3,600	$12.00	12/23/27

Total for Mr. Huntsman			20,733	8,600

Bradford Amman:
	11 /8/18	(2)	3,333	-	$187.50	11/8/23
	3 /12/21	(2)	2,400	1,600	$187.50	3/12/26
	8 /31/21	(2)	1,200	800	$131.50	8/31/26
	2 /25/22	(2)	800	1,200	$81.75	2/25/27
	12 /23/22	(2)	3,200	4,800	$11.93	12/23/27

Total for Mr. Amman			10,933	8,400

(1)	Stock option grant is fully vested on the grant date.
(2)	Stock option grant vests 20% on the grant date and 20% on each successive anniversary through the following four years.

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Director Compensation Generally

Prior to our initial public offering in late 2020, our directors did not received compensation for their service except for option grants. Following our initial public offering, we adopted a new director compensation program recommended by our nominating and corporate governance committee pursuant to which we make equity-plan based awards to the directors and (i) each of our non-employee directors receive $48,000 cash compensation annually; (ii) chairs of our committees receive $10,000 cash compensation annually; and (iii) members of our committees receive $5,000 cash compensation annually. No additional compensation will be provided for attending committee meetings. Our nominating and corporate governance committee will continue to review and make recommendations to the Board regarding compensation of directors, including equity-based plans. We reimburse our non-employee directors for reasonable travel expenses incurred in attending Board and committee meetings.

Director Compensation Table

The following table sets forth information concerning the compensation of our non-employee directors for the fiscal year ended December 31, 2023:

Name		Fees Earned or Paid In Cash	Stock Awards $	Option Awards $(6)	Total

Leonard J. Sokolow	(1)	$63,000	$-	$-	$63,000
Matthew Thompson, M.D.	(2)	$63,000	$-	$-	$63,000
Mark F. Lindsay	(3)	$58,000	$-	$-	$58,000
Anja Krammer	(4)	$58,000	$-	$-	$58,000
Ralph E. Green, DDS, MBA	(5)	$58,000	$-	$-	$58,000

(1)	Mr. Sokolow commenced service as a member of the Board on June 19, 2020.

(2)	Mr. Thompson commenced service as a member of the Board on June 19, 2020.

(3)	Mr. Lindsay commenced service as a member of the Board on June 19, 2020.

(4)	Ms. Krammer commenced service as a member of the Board on June 19, 2020.

(5)	Mr. Green commenced service as a member of the Board on June 19, 2020.

(6)	Stock option award value was based upon a Black-Scholes valuation calculation at the date of the stock option grant. We provide information regarding the assumptions used to calculate the value of all stock option awards made to named executive officers in Note 9 to our audited financial statements for the fiscal year ended December 31, 2023.

Equity Compensation Plan Information

The following table summarizes the outstanding number of awards granted under the 2017 Plan and the 2019 Plan as of December 31, 2023.

Plan category:	Number of Securities to be issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)	Weighted Average Exercise Price of Outstanding Options (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in column (a)) (c)
Equity compensation plans approved by stockholders
2017 Plan (1)	53,333	$-	-
2019 Plan (2)	174,667	$-	100,750
Total	228,000	$72.50	100,750

(1)	The 2017 Plan permits grants of equity awards to employees, directors, consultants and other independent contractors. Our Board and stockholders have approved a total reserve of 53,333 shares for issuance under the 2017 Plan.

(2)	The 2019 Plan permits grants of equity awards to employees, directors, consultants and other independent contractors. Our Board and stockholders have approved a total reserve of 174,667 shares for issuance out of which 10,000 shares have been exercised under the 2019 Plan.

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2017 Stock Option and Stock Issuance Plan

The 2017 Stock Option and Stock Issuance Plan (or the “2017 Plan”) is intended to promote the interests of our company by providing eligible persons in our employment or service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in our company as an incentive for them to continue in such employment or service.

Individuals eligible to participate in the 2017 Plan are as follows:

1.	employees (3 eligible employees),

2.	non-employee members of the Board of Directors or the non-employee members of the Board of Directors of any parent or subsidiary (5 eligible non-employee directors), and

3.	consultants and other independent contractors who provide services to us (or any parent or subsidiary).

Our Board, as plan administrator, or a committee solely of two or more directors, has broad authority to administer the 2017 Plan, including the authority to determine which eligible persons are to receive any grants of options or direct issuances of stock, the time or times when such grants or issuances are to be made, the number of shares to be covered by each such grant or issuance, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares or issued shares and the maximum term for which the option is to remain outstanding or the consideration to paid by the participant for such shares, as applicable. The Board of Directors has granted the power to administer the 2017 Plan to the Board’s Compensation Committee.

The Common Stock issuable under the 2017 Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the 2017 Plan shall not exceed 53,333 shares. The shares of Common Stock underlying the 2017 Plan options have been registered on our registration statement on Form S-8 (File No. 333-257050).

Awards under the 2017 Plan may be in the form of incentive or non-statutory stock options or stock directly at the discretion of the Board of Directors. Awards under the 2017 Plan generally will not be transferable other than by will or inheritance laws. The Board of Directors has the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the recipient cease service to the Company while holding such unvested shares, the Company has the right to repurchase, at the exercise price paid per share, any or all of those unvested shares.

The exercise price per share of any options granted under the 2017 Plan is fixed by the Board of Directors or its designated committee in accordance with the following provisions: the exercise price per share shall not be less than 100% of the Fair Market Value (as defined in the 2017 Plan) per share of Common Stock on the option grant date. If the person to whom the option is granted is a 10% stockholder, then the exercise price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the option grant date. The exercise price shall become immediately due and payable upon exercise of the option.

The purchase price per share of any Common Stock issued under the 2017 Plan shall be fixed by the Board of Directors or its designated committee in accordance with the following provisions: the purchase price per share shall not be less than 100% of the Fair Market Value per share of Common Stock on the issue date. However, the purchase price per share of Common Stock issued to a 10% Stockholder shall not be less than 110% of such Fair Market Value.

The number and type of shares available under the 2017 Plan and any outstanding award, as well as the exercise or purchase price of any award, as applicable are subject to customary adjustments in the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company’s Common Stock as a class without the Company’s receipt of consideration.

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Our Board of Directors has the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Company’s repurchase rights with respect to those shares remain outstanding, to provide that those rights shall automatically terminate on an accelerated basis, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the recipient of the shares should be subsequently terminated by reason of an involuntary termination within a designated period (not to exceed 18 months) following the effective date of any merger or consolidation in which the Company undergoes a change of control of greater than 50% or the sale, transfer or other disposition of substantially all of the Company’s assets in complete liquidation or dissolution of the Company (each such transaction a “Corporate Transaction”).

The shares subject to each option outstanding under the 2017 Plan at the time of a Corporate Transaction, along with all outstanding repurchase rights, will automatically vest in full so that each such option, immediately prior to the effective date of the Corporate Transaction, becomes exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock unless such option is assumed by the successor corporation in the Corporate Transaction and any repurchase rights of the Company with respect to the unvested option shares are concurrently assigned to such successor corporation, such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested option shares or the acceleration of such option is subject to other limitations imposed by the Board of Directors at the time of the option grant. Immediately following the consummation of the Corporate Transaction, all outstanding options terminate and cease to be outstanding, except to the extent assumed by the successor corporation.

Our Board of Directors has complete and exclusive power and authority to amend or modify the 2017 Plan in any or all respects. However, no such amendment or modification may adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the 2017 Plan unless the recipient consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

Amended and Restated 2019 Stock Option and Stock Issuance Plan

The Amended and Restated 2019 Stock Option and Stock Issuance Plan (or the “2019 Plan”) is intended to promote the interests of our company by providing eligible persons in our employ or service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in our company as an incentive for them to continue in such employ or service.

Individuals eligible to participate in the 2019 Plan are as follows:

1.	employees,

2.	non-employee members of the Board of Directors or the non-employee members of the Board of Directors of any parent or subsidiary (5 eligible non-employee directors), and

3.	consultants and other independent contractors who provide services to us (or any parent or subsidiary).

Our Board of Directors, as plan administrator, or a committee solely of two or more directors has broad authority to administer the 2019 Plan, including the authority to determine which eligible persons are to receive any grants of options or direct issuance issuances of stock, the time or times when such grants or issuances are to be made, the number of shares to be covered by each such grant or issuance, the time or times when each such option is to become exercisable, the vesting schedule (if any) applicable to the option shares or issued shares and the maximum term for which the option is to remain outstanding or the consideration to paid by the participant for such shares, as applicable. The Board of Directors has granted the power to administer the 2019 Plan to the Board’s Compensation Committee.

The Common Stock issuable under the 2019 Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the 2019 Plan shall not exceed 174,667 shares. The shares of Common Stock underlying the 2019 Plan options have been registered on our registration statement on Form S-8 (File No. 333-257050).

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Awards under the 2019 Plan may be in the form of incentive or non-statutory stock options or stock directly at the discretion of the Board of Directors. Awards under the 2019 Plan generally will not be transferable other than by will or inheritance laws. The Board of Directors has the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the recipient cease service to the Company while holding such unvested shares, the Company has the right to repurchase, at the exercise price paid per share, any or all of those unvested shares.

The exercise price per share shall of any options granted under the 2019 Plan be fixed by the Board of Directors or its designated committee in accordance with the following provisions: the exercise price per share shall not be less than 100% of the Fair Market Value (as defined in the 2019 Plan) per share of Common Stock on the option grant date. If the person to whom the option is granted is a 10% stockholder, then the exercise price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the option grant date. The exercise price shall become immediately due and payable upon exercise of the option.

The purchase price per share of any Common Stock issued under the 2019 Plan shall be fixed by the Board of Directors or its designated committee in accordance with the following provisions: the purchase price per share shall not be less than 100% of the Fair Market Value per share of Common Stock on the issue date. However, the purchase price per share of Common Stock issued to a 10% Stockholder shall not be less than 110% of such Fair Market Value.

The number and type of shares available under the 2019 Plan and any outstanding award, as well as the exercise or purchase prices of any award, as applicable are subject to customary adjustments in the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company’s Common Stock as a class without the Company’s receipt of consideration.

Our Board of Directors has the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Company’s repurchase rights with respect to those shares remain outstanding, to provide that those rights will automatically terminate on an accelerated basis, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the recipient of the shares should be subsequently terminated by reason of an involuntary termination within a designated period (not to exceed 18 months) following the effective date of any merger or consolidation in which the Company undergoes a change of control of greater than 50% or the sale, transfer or other disposition of substantially all of the Company’s assets in complete liquidation or dissolution of the Company (each such transaction a “Corporate Transaction”).

The shares subject to each option outstanding under the 2019 Plan at the time of a Corporate Transaction, along with all outstanding repurchase rights, will automatically vest in full so that each such option, immediately prior to the effective date of the Corporate Transaction, becomes exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock unless such option is assumed by the successor corporation in the Corporate Transaction and any repurchase rights of the Company with respect to the unvested option shares are concurrently assigned to such successor corporation, such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested option shares or the acceleration of such option is subject to other limitations imposed by the Board of Directors at the time of the option grant. Immediately following the consummation of the Corporate Transaction, all outstanding options terminate and cease to be outstanding, except to the extent assumed by the successor corporation.

The Board of Directors has complete and exclusive power and authority to amend or modify the 2019 Plan in any or all respects. However, no such amendment or modification may adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the 2019 Plan unless the recipient consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information about the beneficial ownership of our Common Stock as of the Record Date, for:

●	each person known to us to be the beneficial owner of more than 5% of our Common Stock;

●	each named executive officer;

●	each of our directors; and

●	all of our named executive officers and directors as a group.

Unless otherwise noted below, the address for each beneficial owner listed on the table is in care of Vivos Therapeutics, Inc., 7921 Southpark Plaza, Suite 210, Littleton, Colorado 80120. We have determined beneficial ownership in accordance with the rules of the SEC. We believe, based on the information furnished to us, that the persons and entities named in the tables below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own, subject to applicable community property laws. We have based our calculation of the percentage of beneficial ownership on 4,765,300 shares of our Common Stock outstanding as of the Record Date.

In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of Common Stock underlying convertible securities of our company held by that person that are currently exercisable or convertible or exercisable or convertible within 60 days of the Record Date. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Excluded from the table below are any options which are contingent upon approval of our stockholders as described under Proposal 2 – “Contingent Awards Subject to Stockholder Approval.”

		Shares of Common Stock Owned
Name of Director and Officer Beneficial Owners		Number	Percent

R. Kirk Huntsman	(2)	99,794	2.09%
Bradford Amman	(3)	12,280	*	%
Mark F. Lindsay	(4)	6,067	*	%
Anja Krammer	(5)	6,067	*	%
Ralph E. Green, DDS, MBA	(6)	6,067	*	%
Leonard J. Sokolow	(7)	6,467	*	%
Matthew Thompson, M.D.	(8)	6,067	*	%
All executive officers and directors as a group (7 persons)	(9)	142,809	3.00%

		Shares of Common Stock Owned
Name of 5% Stockholder Beneficial Owners		Number	Percent

Ionic Ventures, LLC	(1)	412,064	8.65%

* Less than 1%.

(1)	Per Schedule 13G filed on September 24, 2024, Ionic Ventures, LLC (“Ionic”) is the beneficial owner of 412,064 shares of Common Stock. Ionic has the power to dispose of and the power to vote the shares beneficially owned by it, which power may be exercised by its manager, Ionic Management, LLC ("Ionic Management”). Each of Brendan O’Neil and Keith Coulston are managers of Ionic Management and have shared power to vote and/or dispose of the shares beneficially owned by Ionic and Ionic Management. Neither Mr. O’Neil nor Mr. Coulston directly owns the shares beneficially owned by Ionic and Ionic Management. By reason of the provisions of Rule 13d-3, each of Mr. O’Neil and Mr. Coulston may be deemed to beneficially own the shares which are beneficially owned by each of Ionic and Ionic Management, and Ionic Management may be deemed to beneficially own the shares which are beneficially owned by Ionic. The principal business address of each of the Ionic is 3053 Fillmore St, Suite 256, San Francisco, CA 94123.

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(2)	R. Kirk Huntsman beneficially owns (i) indirectly 69,600 shares of Common Stock through Coronado V Partners, LLC, of which Mr. Huntsman is a member and manager and (ii) 3,461 shares of Common Stock purchased in the open market. Includes 26,733 shares of Common Stock issuable upon exercise of options held by R. Kirk Huntsman, all of which are exercisable within 60 days. Excludes 22,600 shares of Common Stock underlying unvested options. R. Kirk Huntsman and his wife are the members and managers of Coronado V Partners, LLC. As such, Mr. Huntsman may be deemed to have shared voting and dispositive power of all securities beneficially owned by Coronado V Partners, LLC reported herein.

(3)	Bradford Amman is our Chief Financial Officer, Treasurer and Secretary. Includes 12,200 shares of Common Stock issuable upon exercise of options, all of which are exercisable within 60 days, and 80 shares of Common Stock purchased in the open market. Excludes 18,800 shares of Common Stock underlying unvested options.

(4)	Includes 6,067 shares of Common Stock issuable upon exercise of options held by Mark F. Lindsay, all of which are exercisable within 60 days.

(5)	Includes 6,067 shares of Common Stock issuable upon exercise of options held by Anja Krammer, all of which are exercisable within 60 days.

(6)	Includes 6,067 shares of Common Stock issuable upon exercise of options held by Ralph E. Green, DDS, MBA, all of which are exercisable within 60 days.

(7)	Includes 6,467 shares of Common Stock issuable upon exercise of options held by Leonard J. Sokolow, all of which are exercisable within 60 days.

(8)	Includes 6,067 shares of Common Stock issuable upon exercise of options held by Matthew Thompson M.D., all of which are exercisable within 60 days.

(9)	Includes: (i) 116,067 shares of Common Stock issuable upon exercise of options held by this group, of which 69,667 are exercisable within 60 days. Excludes 46,400 shares of Common Stock underlying unvested options.

In addition to the foregoing, the following is a description of certain significant holders of our securities as of the Record Date:

V-CO Investors LLC, a Wyoming limited liability company (“V-CO”) , an affiliate of New Seneca Partners, Inc., owns 169,498 shares of Common Stock, a pre-funded warrant to purchase 3,050,768 shares of Common Stock at $0.0001 per share, and a Common Stock purchase warrant to purchase up to 3,220,266 shares of Common Stock at $2.204 per share. Such warrants are subject to beneficial ownership limitations that prohibit the V-CO from exercising any portion of those warrants if such exercise would result in V-CO owning a percentage of our outstanding Common Stock exceeding 4.99% after giving effect to the issuance of Common Stock in connection with the exercise of any portion of such warrants.

Armistice Capital Master Fund Ltd. (the “Master Fund”) owns a Series A warrant to purchase 980,393 shares of Common Stock at $3.83 per share, a Series B-1 warrant to purchase 735,296 shares of Common Stock at $5.05 per share, and a Series B-2 warrant to purchase 735,296 shares of Common Stock at $5.05 per shares. Such warrants are subject to beneficial ownership limitations that prohibit the Master Fund from exercising any portion of those warrants if such exercise would result in the Master Fund owning a percentage of our outstanding Common Stock 4.99% after giving effect to the issuance of Common Stock in connection with the Master Fund’s exercise of any portion of such warrants.

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Certain Relationships and Related Transactions AND DIRECTOR INDEPENDENCE

Other than the executive and director compensation and other arrangements, which are described in this Annual Report on Form 10-K under the heading “Executive Compensation”, we are not a party to any related party transactions.

Policies and Procedures for Related Party Transactions

Pursuant to the written charter of our Audit Committee, the Audit Committee is responsible for reviewing and approving, prior to our entry into any such transaction, all related party transactions and potential conflict of interest situations involving:

●	any of our directors, director nominees or executive officers;

●	any beneficial owner of more than 5% of our outstanding stock; and

●	any immediate family member of any of the foregoing.

Our Audit Committee is responsible for reviewing any financial transaction, arrangement or relationship that:

●	involves or will involve, directly or indirectly, any related party identified above;

●	would cast doubt on the independence of a director;

●	would present the appearance of a conflict of interest between us and the related party; or

●	is otherwise prohibited by law, rule or regulation.

Our Audit Committee is responsible for reviewing each such transaction, arrangement or relationship to determine whether a related party has, has had or expects to have a direct or indirect material interest. Following its review, the Audit Committee will take such action as it deems necessary and appropriate under the circumstances, including approving, disapproving, ratifying, canceling or recommending to management how to proceed if it determines a related party has a direct or indirect material interest in a transaction, arrangement or relationship with us. Any member of the Audit Committee who is a related party with respect to a transaction under review will not be permitted to participate in the discussions or evaluations of the transaction; however, the Audit Committee member will provide all material information concerning the transaction to the Audit Committee. The Audit Committee will report its action with respect to any related party transaction to the Board.

Anti-Takeover Effects of Certain Provisions of Our Bylaws

Provisions of our bylaws could make it more difficult to acquire us by means of a merger, tender offer, proxy contest, open market purchases, removal of incumbent directors and otherwise. These provisions, which are summarized below, are expected to discourage types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to first negotiate with us. We believe that the benefits of increased protection of our potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure us outweigh the disadvantages of discouraging takeover or acquisition proposals because negotiation of these proposals could result in an improvement of their terms.

Vacancies. Newly created directorships resulting from any increase in the number of directors and any vacancies on the Board resulting from death, resignation, disqualification, removal or other cause shall be filled by a majority of the remaining directors on the board.

Bylaws. Our certificate of incorporation and amended and restated bylaws authorizes the Board to adopt, repeal, rescind, alter or amend our bylaws without shareholder approval.

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Removal. Except as otherwise provided, a director may be removed from office only by the affirmative vote of the holders of not less than a majority of the voting power of the issued and outstanding stock entitled to vote.

Calling of Special Meetings of Stockholders. Our bylaws provide that special meetings of stockholders for any purpose or purposes may be called at any time only by the Board or by our Secretary following receipt of one or more written demands from stockholders of record who own, in the aggregate, at least 15% the voting power of our outstanding stock then entitled to vote on the matter or matters to be brought before the proposed special meeting.

Effects of authorized but unissued Common Stock and blank check preferred stock. One of the effects of the existence of authorized but unissued Common Stock and undesignated preferred stock may be to enable our Board to make more difficult or to discourage an attempt to obtain control of our company by means of a merger, tender offer, proxy contest or otherwise, and thereby to protect the continuity of management. If, in the due exercise of its fiduciary obligations, the Board were to determine that a takeover proposal was not in our best interest, such shares could be issued by the Board without stockholder approval in one or more transactions that might prevent or render more difficult or costly the completion of the takeover transaction by diluting the voting or other rights of the proposed acquirer or insurgent stockholder group, by putting a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent Board, by effecting an acquisition that might complicate or preclude the takeover, or otherwise.

In addition, our certificate of incorporation grants our Board broad power to establish the rights and preferences of authorized and unissued shares of preferred stock. The issuance of shares of preferred stock could decrease the amount of earnings and assets available for distribution to holders of shares of Common Stock. The issuance also may adversely affect the rights and powers, including voting rights, of those holders and may have the effect of delaying, deterring or preventing a change in control of our company.

Cumulative Voting. Our certificate of incorporation does not provide for cumulative voting in the election of directors, which would allow holders of less than a majority of the stock to elect some directors.

Choice of Forum

Our bylaws provide that, unless we consent in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) will be the exclusive forum for: (i) any derivative action or proceeding brought on behalf of us; (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee, or agent of ours or our stockholders; (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, the Certificate of Incorporation, or the bylaws; and (iv) any action asserting a claim governed by the internal affairs doctrine. In addition, our bylaws provide that, unless we consent in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. Our bylaws further provide that any person or entity purchasing or otherwise acquiring any interest in our shares of capital stock shall be deemed to have notice of and consented to these forum selection clauses.

Section 27 of the Securities Exchange Act of 1934, as amended (which we refer to herein as the Exchange Act) creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. As a result, our bylaws provide that the exclusive forum provision will not apply to suits brought to enforce any duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction.

We note, however, that there is uncertainty as to whether a court would enforce this provision and that investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. Section 22 of the Securities Act creates concurrent jurisdiction for state and federal courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder.

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Indemnification of Directors and Officers

Our Certificate of Incorporation and bylaws provide that, to the fullest extent permitted by the laws of the State of Delaware, any officer or director of our company, who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is or was or has agreed to serve at our request as a director, officer, employee or agent of our company, or while serving as a director or officer of our company, is or was serving or has agreed to serve at the request of our company as a director, officer, employee or agent (which includes service as a trustee, partner or manager or similar capacity) of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity. For the avoidance of doubt, the foregoing indemnification obligation includes, without limitation, claims for monetary damages against Indemnitee to the fullest extent permitted under Section 145 of the Delaware General Corporation Law as in existence on the date hereof.

The indemnification provided shall be from and against expenses (including attorneys’ fees) actually and reasonably incurred by a director or officer in defending such action, suit or proceeding in advance of its final disposition, upon receipt of an undertaking by or on behalf of such person to repay all amounts advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses under our certificate of incorporation and bylaws or otherwise.

To the extent that indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling our company pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. If a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of our company in the successful defense of any action, suit or proceeding) is asserted by any of our directors, officers or controlling persons in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of that issue.

Transfer Agent

The transfer agent and registrar for our Common Stock is VStock Transfer, LLC. The transfer agent and registrar’s address is 18 Lafayette Place, Woodmere, New York 11598. The transfer agent’s telephone (212) 828-8436.

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STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our annual meeting of stockholders to be held in 2025 (the “2025 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 7921 Southpark Plaza, Suite 210 Littleton, Colorado 80120, in writing not later than September 27, 2024.

Stockholders intending to present a proposal at our 2025 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that in the event that the date of the 2025 Annual Meeting is more than 30 days before or more than 60 days after November 26, 2025, our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2025 Annual Meeting no earlier than the close of business on July 29, 2025 and no later than the close of business on August 28, 2025. The notice must contain the information required by our Bylaws. In the event that the date of the 2025 Annual Meeting is at any other time, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2025 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2025 Annual Meeting and the close of business on the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

In addition to satisfying the advance notice requirements under the Bylaws as described above, to comply with the SEC’s universal proxy rules, a person who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by SEC Rule 14a-19(b) under the Exchange Act.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

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DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than ten percent of our Common Stock, file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended December 31, 2023, all of our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements, except that, due to administrative errors, the following form was filed late:

R. Kirk Huntsman filed a Form 4 on June 20, 2023 to report transactions that occurred on Jine 15 and June 16. 2023. R. Kirk Huntsman filed a Form 4 on June 28, 2024 to report an option grant that occurred on June 20, 2024 and Bradford Amman filed a Form 4 on June 28, 2024 to report an option grant that occurred on June 20, 2024.

Dismissal of Prior Public Accounting Firm and Appointment of Moss Adams

On May 3, 2023, as approved by our Audit Committee, the Company dismissed Plante & Moran PLLC (“Plante Moran”) as the Company’s independent registered public accounting firm, effective immediately.

During the fiscal years ended December 31, 2022 and 2021, Plante Moran’s audit reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that Plante Moran’s report for the year ended December 31, 2022 included an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern. During the fiscal years ended December 31, 2022 and 2021, and through the date of Plante Moran’s dismissal, (i) there were no disagreements between the Company and Plante Moran on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Plante Moran’s satisfaction, would have caused Plante Moran to make reference in connection with Plante Moran’s report to the subject matter of the disagreement; and (ii) there were no “reportable events” as the term is described in Item 304(a)(1)(v) of Regulation S-K, except for the disclosure of material weaknesses in the Company’s internal controls over financial reporting as disclosed in Part II, Item 9A of the Company’s Form 10-K for the years ended December 31, 2022 and 2021.

On May 3, 2023, the Committee approved the engagement of Moss Adams LLP as the Company’s new independent registered public accounting firm, effective immediately. During the fiscal years ended December 31, 2022 and 2021, neither the Company nor anyone acting on its behalf consulted Moss Adams with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, nor the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice provided that Moss Adams concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or a “reportable event” as described in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Board Size and Structure

Our Bylaws provide that the number of directors shall be established from time to time by our Board of Directors pursuant to resolution adopted by a majority of the full Board of Directors. Our Board of Directors has fixed the number of directors at six, and we currently have six directors serving on the Board.

Our Bylaws provide that the business and affairs of the Company shall be managed under the direction of a Board of Directors which shall consist of not less than three (3) directors and not more than nine (9) directors. Directors must stand for re-election no later than the annual meeting of stockholders subsequent to their initial appointment or election to the Board, provided that the term of each director will continue until the election and qualification of his or her successor and is subject to his or her earlier death, resignation or removal. Generally, vacancies or newly created directorships on the Board will be filled only by vote of a majority of the directors then in office and will not be filled by the stockholders, unless the Board determines by resolution that any such vacancy or newly created directorship will be filled by the stockholders. A director appointed by the Board to fill a vacancy will hold office until the next election of the class for which such director was chosen, subject to the election and qualification of his or her successor and his or her earlier death, resignation or removal.

Current Directors and Terms

Our current directors, their respective positions and initial terms of office are set forth below.

Name	Age	Positions Held	Initial Term of Office
R. Kirk Huntsman	66	Co-founder, Chairman of the Board and Chief Executive Officer	September 2016
Ralph E. Green	85	Director	June 2020
Anja Krammer	57	Director	June 2020
Mark F. Lindsay	61	Director	June 2020
Leonard J. Sokolow	68	Director	June 2020
Matthew Thompson	62	Director	June 2020

Nominees for Director

All current directors have been nominated by the Board to stand for election. As the directors’ current terms of service will expire at the Annual Meeting. If elected by the stockholders at the Annual Meeting, all directors will each serve for a term expiring at the annual meeting to be held in 2025 (the “2025 Annual Meeting”) and the election and qualification of her or his successor, or until her or his earlier death, resignation or removal.

Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board of Directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board has no reason to believe that any of the nominees will be unable to serve.

Information About Board Nominees

This proxy statement contains certain biographical information as of the Record Date for each nominee for director (refer to Directors and Executive Officers section), including all positions she or he holds, her or his principal occupation and business experience, and the names of other publicly-held companies of which the director or nominee currently serves as a director or has served as a director.

We believe that all of our directors and nominees: display personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board of Directors and its committees; skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below regarding each nominee and continuing director also sets forth specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that such individual should serve as a director in light of our business and structure.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the election of R. Kirk Huntsman, Ralph E. Green, Anya Krammer, Mark F. Lindsay, Leonard J. Sokolow and Matthew Thompson as directors to hold office until the 2025 Annual Meeting and until their respective successors have been duly elected and qualified.

Unless marked otherwise, proxies received will be voted FOR proposal No. 1.

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PROPOSAL NO. 2:

APPROVAL OF OUR 2024 OMNIBUS EQUITY INCENTIVE PLAN

Proposal Summary

On September 7, 2024, the Board approved, subject to the approval of our stockholders, the Vivos Therapeutics, Inc. 2024 Omnibus Equity Incentive Plan (the “2024 Omnibus Plan”). The 2024 Omnibus Plan is intended to replace the 2019 Plan. The 2019 Plan will be automatically replaced and superseded by the 2024 Omnibus Plan on the date on which the 2024 Omnibus Plan is approved by our stockholders, provided that any outstanding awards granted under the 2019 Plan will remain in effect pursuant to their terms. If stockholder approval is not received, the 2019 Plan will remain in place, pursuant to its terms, until it expires.

If the 2024 Omnibus Plan is approved, as of its effective date, a total of 1,600,000 shares will be available for future awards under the 2024 Omnibus Plan. No awards will be granted under the 2019 Plan or any other prior plan on or after the effective date of the 2024 Omnibus Plan and after the 2024 Omnibus Plan becomes effective any unused shares left in the 2019 Plan will be retired. We anticipate that the 1,600,000 shares will allow the 2024 Omnibus Plan to operate for several years, although this could change based on other factors, including but not limited to merger and acquisition activity.

We believe that equity-based awards are an important part of our overall compensation program and want to ensure that we have a modern equity program and a sufficient number of shares available to adequately incentivize our officers, employees, directors and consultants. As of December 31, 2023, we had 127,000 stock options (with weighted-average exercise price of $62.45 per share and weighted-average remaining contractual life of 3.4 years) outstanding under the 2017 and 2019 Plans. We did not have any other equity awards outstanding under the 2019 Plan or any other equity plan as of that date.

The Board believes the potential dilution from equity issuances to be made under the 2024 Omnibus Plan is reasonable and that approval of the 2024 Omnibus Plan is important in that it allows us to continue awarding equity incentives, which are an important component of our overall equity compensation program. In addition, the 2024 Omnibus Plan contains stockholder friendly governance provisions including:

●	It does not contain an evergreen provision;
●	It prohibits liberal share recycling;
●	It prohibits the repricing of stock options and SARs without stockholder approval and prohibits the grant of stock options and SARs with discounted exercise prices;
●	It imposes a $550,000 limit on the total cash compensation paid and the aggregate grant date fair value of stock awarded to any non-employee director during any 12-month period;
●	It contains robust clawback language; and
●	It prohibits the payment of dividends or dividend equivalents on unvested awards.

Our burn rate for the last three years (the “Burn Rate”), which we define as the total number of shares subject to awards granted in a calendar year (which includes the total number of options granted, as applicable) expressed as a percentage of our basic weighted average shares outstanding, was 12.6% for 2023, 54.5% for 2022, and 34% for 2021, and the average Burn Rate over the last three fiscal years was 33%.

2024 Omnibus Plan Summary

Purpose. The purpose of the 2024 Omnibus Plan is to promote the success and enhance the value of the Company by linking the personal interest of the participants to those of the Company’s stockholders by providing the participants with an incentive for outstanding performance.

Eligible Participants. Any non-employee director, officer, employee or consultant of the Company or its subsidiaries or affiliates will be eligible to participate in the 2024 Omnibus Plan. As of October 4, 2024, we had five non-employee directors, two officers, 105 employees and three consultants, although we expect that, based on our current usage, awards will be generally limited to approximately five non-employee directors, two officers ten employees, and three consultants.

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Effective Date. If approved by the stockholders, the 2024 Omnibus Plan will become effective on the date it is approved by the stockholders and will remain in effect until it expires 10 years thereafter or, if sooner, is terminated by the Board.

Types of Awards. The 2024 Omnibus Plan provides for the grant of options to purchase shares of our Common Stock, including stock options intended to qualify as incentive stock options (“ISOs”) under Section 422 of the Code and nonqualified stock options that are not intended to so qualify (“NQSOs”), stock appreciation rights (“SARs”), restricted stock awards, and other equity-based or equity-related awards including restricted stock units and performance units (each, an “Award”).

Administration. The 2024 Omnibus Plan shall be administered by the Compensation Committee of the Board or, with respect to non-employee directors, the Board. The Compensation Committee shall consist of 2 or more individuals, each of whom qualifies as: (a) a “non-employee director” as defined in Rule 16b-3(b)(3) of the General Rules and Regulations of the Exchange Act; and (b) “independent” for purposes of the Nasdaq Listing Rules (or rules of any other exchange upon which the Stock is then traded), in each case, as each such rule or regulation is in effect from time to time. All references in the 2024 Omnibus Plan to the “Compensation Committee” shall be, as applicable, to the Board or the Compensation Committee. The Compensation Committee has board power and authority to administer the 2024 Omnibus Plan including, without limitation, to interpret the terms of, and determine any matter arising pursuant to, the 2024 Omnibus Plan or any award agreement, to correct any defects and reconcile any inconsistencies in the 2024 Omnibus Plan or any award agreement, and to make all other decisions or determinations that may be required pursuant to the 2024 Omnibus Plan or an award agreement.

Share Reserve. Subject to adjustment as provided below, the maximum aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under the 2024 Omnibus Plan will be 1,600,000 shares of Common Stock (the “Share Pool”). No awards will be granted under the 2019 Plan or any other prior plan on or after the effective date of the 2024 Omnibus Plan. Shares of Common Stock granted under the 2024 Omnibus Plan will consist, in whole or in part, of authorized and unissued Common Stock or of treasury Common Stock or of Common Stock purchased on the open market.

Solely for purposes of counting the number of shares of Common Stock available for grant under the 2024 Omnibus Plan, the following share counting rules shall apply:

●	Each share of Common Stock that is subject to an Award granted under 2024 Omnibus Plan shall reduce the Share Pool by one (1) shares of Common Stock. If the shares of Common Stock are not delivered in connection with any Award because the Award is settled in cash rather than in Common Stock, no Common Stock shall be counted against the Share Pool.

●	If, after the effective date, any Award granted under the 2024 Omnibus Plan is forfeited or otherwise expires, terminates or is canceled or forfeited without the delivery of all Common Stock subject thereto, or is settled other than wholly by delivery of Common Stock (including cash settlement), then, the number of shares of Common Stock subject to such Award shall be added to the Share Pool as one (1) Common Stock.

●	The following shares of Common Stock shall not be added to the Share Pool upon the occurrence of any of the following: (a) Common Stock tendered or withheld by the Company in payment of the exercise price of an option Award under the 2024 Omnibus Plan; (b) Common Stock tendered or withheld by the Company to satisfy any tax withholding obligation with respect to an Award under the 2024 Omnibus Plan; (c) Common Stock subject to a SAR under the 2024 Omnibus Plan that are not issued in connection with its stock settlement on exercise thereof; and (d) Common Stock reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options under the 2024 Omnibus Plan.

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Other Plan Limits. The maximum aggregate number of shares of Common Stock in the Share Pool that may be issued pursuant to ISOs is 1,600,000 (the “ISO limit”).

Limit for Non-Employee Directors. The aggregate grant date fair value of Awards (including Share-based and cash-based Awards) that may be granted under the 2024 Omnibus Plan to a non-employee director, plus the aggregate amount of all cash payments made to such non-employee director, for service as director during any fiscal year may not exceed $550,000.

Adjustments. In the event of any recapitalization, reclassification, stock dividend, stock split, reverse stock split, rights offering, spin-off, other distribution with respect to the shares of Common Stock, any “equity restructuring” (as defined in Accounting Standards Codification 718), or any similar corporate transaction the Compensation Committee shall, to the extent it deems equitable and appropriate to prevent dilution or enlargement of rights, make a proportionate adjustment in: (a) the number and class of shares of Common Stock made available for grant; (b) the number of shares of Common Stock set forth in Section 7.2(h) of the 2024 Omnibus Plan and any other similar numeric limit expressed in the 2024 Omnibus Plan; (c) the number and class of and/or price of the Common Stock, units, or other rights subject to the then-outstanding Awards; (d) the performance targets or goals appropriate to any outstanding Awards; or (e) any other terms of an Award that are affected by the event.

Description of Awards

Stock Options. A stock option is a right to purchase Common Stock in the future at an exercise price determined by the Compensation Committee at the date of grant. Generally, the per-Share exercise price for stock options will not be less than the fair market value on the date of grant (and not less than 110% of such fair market value for ISO grants made to holders of more than 10% of the Company’s voting power). The terms and conditions of stock options (including exercise price and vesting) will be determined by the Compensation Committee subject to limits set forth in the 2024 Omnibus Plan and as set forth in the applicable award agreement. All stock options granted under the 2024 Omnibus Plan will be NQSOs unless the applicable award agreement expressly states that the stock option is intended to be an ISO. All terms and conditions of all grants of ISOs will be subject to Section 422 of the Code and the regulations promulgated thereunder. The maximum term for an option is 10 years.

The exercise price of a stock option will be permitted to be paid with cash or its equivalent (e.g., check) or, in the sole and plenary discretion of the Compensation Committee, in Common Stock (whether or not previously owned by the holder) having a fair market value equal to the aggregate option price for the Shares being purchased and satisfying such other requirements as may be imposed by the Compensation Committee; partly in cash and, to the extent permitted by the Compensation Committee, partly in such Common Stock or, subject to such requirements as may be imposed by the Compensation Committee, through the delivery of irrevocable instructions to a broker to sell Common Stock obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Option Price for the Common Stock being purchased.

SARs. A SAR is an unfunded and unsecured promise to deliver Common Stock or cash equal to the appreciation of the Fair Market Value of a Common Stock over an exercise price. The per-Common Stock exercise price of a SAR will not be less than the Fair Market Value per Common Stock on the date of grant. Each SAR will be vested and exercisable at such time, in such manner and subject to such terms and conditions as the Compensation Committee may, in its discretion, specify in the applicable award agreement or thereafter. Upon exercise of a SAR, the holder will receive the value of the appreciation in the Common Stock subject to the SAR over the exercise price. SARs will be permitted to be settled in cash or Common Stock or a combination, as determined by the Compensation Committee. The maximum term for a SAR is 10 years.

Restricted Stock. A share of restricted stock will be an actual Common Stock granted under the 2024 Omnibus Plan that will be subject to certain transfer restrictions, forfeiture provisions and/or other terms and conditions specified in the 2024 Omnibus Plan and in the applicable award agreement. The terms and conditions of restricted shares will be determined by the Compensation Committee and set forth in the applicable award agreement, including the vesting schedule, vesting criteria (including any performance goals), term and methods and form of settlement. Restricted shares will be evidenced in such manner as the Compensation Committee may determine. Any restricted stock granted under the 2024 Omnibus Plan shall be evidenced in such manner as the Compensation Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates (in which case, the certificate(s) representing such Common Stock shall be legended as to sale, transfer, assignment, pledge or other encumbrances during the restriction period and deposited by the holder, together with a stock power endorsed in blank, with the Company, to be held in escrow during the restriction period).

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Other Stock-Based Awards (Including RSUs and Stock Grants and Stock Units and Performance Units). An other stock-based award is an equity-based or equity-related compensation Award not previously described above. Outright grants of fully vested Common Stock (whether payable in cash, equity or otherwise), performance units, restricted stock units, and dividend equivalents. The Compensation Committee will determine the amounts and terms and conditions of any such Awards, provided that they comply with applicable laws. Dividends or dividend equivalents, payable in cash, shares of Common Stock, or a combination thereof, on a deferred basis, on such terms and conditions as may be determined by the Compensation Committee in its sole discretion. Notwithstanding the foregoing, any dividends (including payable in connection with restricted stock) or dividend equivalents (payable in connection with awards other than options or SARs or cash-settled phantom awards) shall in all events be subject to the same restrictions and risk of forfeiture as the underlying award and shall not be paid unless and until the underlying award is vested or earned.

Description of Other Plan Terms

Change of Control. Except as otherwise provided in an award agreement or employment agreement, upon the closing of a transaction that results in a Change of Control, then: (a) all Awards that are subject to restrictions based solely on the passage of time shall become fully vested, exercisable and all restrictions on such Awards shall lapse; and (b) any Awards that are subject to restrictions based on the attainment of Performance Goals shall immediately vest in full at the greater of the target level of performance or actual performance through the date of the closing of the Change of Control. In addition, upon, or in anticipation of, a Change of Control, the Compensation Committee may: (1) cause all or a part of outstanding Awards to be cancelled and terminated as of a specified date and give each participant the right to exercise such Awards during a period of time as the Committee, in its sole discretion, shall determine; or (2) cause all or a part of outstanding Awards to be cancelled and terminated as of a specified date in exchange for a payment or right to payment pursuant to the terms and conditions set forth in the Change of Control transaction documents if, and only if, the participant signs (and not revoke) an equity award termination agreement and release of claims in favor of the Company.

Amendment and Termination. With the approval of the Board, at any time and from time to time, the Compensation Committee may terminate, amend or modify the Plan; provided, however, that any such action of the Compensation Committee shall be subject to the approval of the stockholders to the extent necessary to comply with any applicable law, regulation, or rule of the stock exchange on which the shares of Stock are listed, quoted or traded. Except as provided in Section 4.4 of the 2024 Omnibus Plan, neither the Board nor the Compensation Committee may, without the approval of stockholders: (a) increase the number of shares available for grant under the 2024 Omnibus Plan; (b) permit the Compensation Committee to grant Options or SARs with an exercise price or base value that is below Fair Market Value on the Date of Grant; (c) permit the Compensation Committee to extend the exercise period for an Option or SAR beyond 10 years from the Date of Grant; (d) amend Section 7.1(e) of the 2024 Omnibus Plan to permit the Compensation Committee to reprice previously granted Options; (e) amend Section 8.1(e) of the 2024 Omnibus Plan to permit the Compensation Committee to reprice previously granted SARs; (f) extend the duration of the 2024 Omnibus Plan; or (g) expand the type of awards available for grant under the 2024 Omnibus Plan or expand the class of participants eligible to participate in the 2024 Omnibus Plan.

Assignability. No right or interest of a participant in any Award may be pledged, encumbered, or hypothecated to, or in favor of, any party other than the Company or any subsidiary or affiliate, or shall be subject to any lien, obligation, or liability of such participant to any other party other than the Company or any subsidiary or affiliate and except as otherwise provided by the Compensation Committee, no Award shall be assigned, transferred, or otherwise disposed of by a participant other than by will or the laws of descent and distribution or, if applicable, until the expiration of any period during which any restrictions are applicable or any performance period as determined by the Compensation Committee. To the extent permitted by applicable law, the Compensation Committee shall have the authority to adopt a policy that is applicable to existing Awards, new Awards, or both, which permits a participant to transfer Awards during his or her lifetime to any family member.

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Withholding. The Company or any subsidiary shall have the power and the right to deduct or withhold automatically from any amount deliverable under the award or otherwise, or require a holder to remit to the Company, up to the maximum statutory amount necessary (or such lower amount that will not cause an adverse accounting consequence or cost to the Company, in the applicable jurisdiction, to satisfy any federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the 2024 Omnibus Plan. With respect to required withholding, holders may elect (subject to the Company’s automatic withholding right set out above), subject to the express approval of the Compensation Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a fair market value on the date the tax is to be determined equal to the amount necessary to satisfy any federal, state, and local taxes, domestic or foreign taxes that could be imposed on the transaction.

Clawback. Notwithstanding any provision of the Plan to the contrary, in an award agreement, the Committee shall include provisions calling for the recapture or clawback of all or any portion of an Award to the extent necessary to comply with applicable law, including, but not limited to, the final rules issued by the Securities and Exchange Commission and the Nasdaq Listing Rules (or any other exchange upon which the Stock is then listed) pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Committee also may include other clawback provisions in the Award Agreement as it determines to be appropriate. By accepting an Award, each participant agrees to be bound by, and comply with, any such recapture or clawback provisions and with any Company request or demand for recapture or clawback, including, without limitation, the provisions of the Company’s Executive Compensation Clawback Policy, as such Policy may be amended from time to time.

Contingent Awards Subject to Stockholder Approval

On September 7, 2024, the Compensation Committee approved, subject to stockholder approval of the 2024 Omnibus Plan at this Annual Meeting, contingent stock option awards in the form of an incentive stock option (the “Contingent Options”). For the avoidance of doubt, the Contingent Options will be null and void if the stockholders do not approve the 2024 Omnibus Plan at this Annual Meeting.

The following table sets forth certain information regarding benefits or amounts that will be received by or allocated to each of the following individuals under the 2024 Omnibus Plan upon approval by our stockholders of such plan: (i) each of the executive officers named in the Summary Compensation Table above; (ii) all current executive officers as a group; (iii) all current directors who are not executive officers as a group; and (iv) all employees, excluding executive officers, as a group.

Name	Contingent Option Awards(1)	Exercise Price
R. Kirk Huntsman	315,421	$2.62
Bradford Amman	149,533	$2.62
Executive Group (2 persons)	464,954	$2.62
Non-Executive Director Group (5 persons)	0	-
Non-Executive Officer Employee Group (13 persons) (2)	555,533	$2.62

(1) Each Contingent Option has a grant date of September 7, 2024, at an exercise price of $2.62 per share and is subject to time-based vesting as follows: 1/3 of the shares of stock subject to the proposed Contingent Option shall vest and become exercisable on each of the first, second and third anniversaries of the date of grant.

(2) Certain individuals that are consultants will receive non-qualified options in lieu of incentive stock options under the 2024 Omnibus Plan.

The closing price of our Common Stock, as reported on the Nasdaq on September 7, 2024, was $2.60 per share. If the 2024 Omnibus Plan is approved by our stockholders, we anticipate filing a Form S-8 registration statement with the SEC shortly after the 2024 Annual Meeting of Stockholders to register the shares authorized for issuance under the 2024 Omnibus Plan.

Awards under the 2024 Omnibus Plan other than those described above will be determined by the Compensation Committee in its discretion.

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Securities Authorized for Issuance under Equity Compensation Plans

The following information is provided as of December 31, 2023, regarding our Common Stock that may be issued under our 2017 Plan and our 2019 Plan.

	Shares to be Issued Upon
	Exercise of Outstanding
	Options, and Rights			Securities
	Number of		Weighted Average	Available For Future
Plan Category:	Shares		Exercise Price	Issuance

Equity compensation plans approved by security holders:
2017 Plan	53,333	(1)	$-	-
2019 Plan	174,667	(2)	-	100,750

Total	228,000		72.50	100,750

(1)	The 2017 Plan permits grants of equity awards to employees, directors, consultants and other independent contractors. Our board of directors and stockholders have approved a total reserve of 53,333 shares for issuance under the 2017 Plan.

(2)	The 2019 Plan permits grants of equity awards to employees, directors, consultants and other independent contractors. Our board of directors and stockholders have approved a total reserve of 174,667 shares for issuance out of which 10,000 shares have been exercised under the 2019 Plan.

U.S. Federal Income Tax Consequences

The United States federal income tax consequences of the issuance and/or exercise of equity-based awards under the 2024 Omnibus Plan are as follows. The summary is based on the law as in effect on December 31, 2024. The summary does not discuss state or local tax consequences or non-U.S. tax consequences.

As a general rule, with the exception of a fully vested stock grant or stock unit award, a participant will not recognize taxable income with respect to any award at the time of grant. A participant will recognize income on a stock grant award or stock unit award at the time of grant and, subject to any deduction limitations set forth in the Internal Revenue Code, the Company will be entitled to a concurrent income tax deduction equal to the ordinary income recognize by the participant.

Incentive Stock Options. An ISO results in no taxable income to the optionee or a deduction to the Company at the time it is granted or exercised for regular federal income tax purposes. However, upon exercise, the excess of the fair market value of the Shares acquired over the option exercise price is an item of adjustment in computing the alternative minimum taxable income of the optionee, if applicable. If the optionee holds the Shares received as a result of an exercise of an ISO for the later of two years from the date of the grant or one year from the date of exercise, then the gain realized on disposition of the Shares is treated as a long-term capital gain. If the Shares are disposed of during this period, however (i.e., a “disqualifying disposition”), then the optionee will include into income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the Shares, upon exercise of the option over the option exercise price (or, if less, the excess of the amount realized upon disposition of the Shares over the option exercise price). Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee. In the event of a disqualifying disposition, subject to any deduction limitations set forth in the Internal Revenue Code, the Company will be entitled to a deduction, in the year of such a disposition, in an amount equal to the amount includible in the optionee’s income as compensation. The optionee’s tax basis in the Shares acquired upon exercise of an ISO is equal to the option price paid, plus any amount includible in his or her income as a result of a disqualifying disposition. Any further gain realized by the optionee will be taxed as short-term or long-term capital gain and will not result in any deduction by the Company. A disqualifying disposition occurring in the same calendar year as the year of exercise would eliminate the alternative minimum tax effect of the ISO exercise.

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The foregoing summary of tax consequences associated with the exercise of an ISO and the disposition of Shares acquired upon exercise of an ISO assumes that the ISO is exercised during employment or within three months following termination of employment. The exercise of an ISO more than three months following termination of employment will result in the tax consequences described below for NQSOs, except that special rules apply in the case of disability or death. An individual’s stock options otherwise qualifying as ISOs will be treated for tax purposes as NQSOs (and not as ISOs) to the extent that, in the aggregate, they first become exercisable in any calendar year for stock having a fair market value (determined as of the date of grant) in excess of $100,000.

NQSOs. An NQSO results in no taxable income to the optionee or deduction to the Company at the time it is granted. An optionee exercising an NQSO will, at that time, realize taxable compensation in the amount equal to the excess of the then fair market value of the Shares over the option exercise price. Subject to any deduction limitations set forth in the Internal Revenue Code, the Company will be entitled to a deduction for federal income tax purposes in the year of exercise in an amount equal to the taxable compensation realized by the optionee. The optionee’s tax basis in Shares received upon exercise is equal to the sum of the option exercise price plus the amount includible in his or her income as compensation upon exercise.

Any gain (or loss) upon subsequent disposition of the Shares will be a long or short-term capital gain to the optionee (or loss), depending upon the holding period of the Shares. The foregoing summary assumes that the Shares acquired upon exercise of an NQSO option are not subject to a substantial risk of forfeiture.

Stock Appreciation Rights. The grant of a SAR results in no taxable income to the holder or a deduction to the Company at the time of grant. A holder of a SAR will, at the time of exercise, realize taxable compensation in the amount equal to the excess of the then fair market value of the Shares over the option exercise price. Subject to any deduction limitations set forth in the Internal Revenue Code, the Company will be entitled to a deduction for federal income tax purposes in the year of exercise in an amount equal to the taxable compensation realized by the holder of the SAR. To the extent the SAR is settled in Shares, any additional gain or loss recognized upon any later disposition of the Shares will be capital gain or loss.

Restricted Stock Awards. A holder acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the Shares on the date the Shares are no longer subject to a substantial risk of forfeiture (and are freely transferable) unless the holder has elected to make a timely election pursuant to Section 83(b) of the Code, in which case, the holder will recognize ordinary income on the date the Shares were acquired. Upon the sale of Shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value upon which the holder recognized ordinary income, will be taxed as a capital gain or loss. Subject to any deduction limitations set forth in the Internal Revenue Code, the Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the holder on the determination date.

Other Stock-Based Awards. The grant of restricted stock units, performance units, or other stock-based awards will result in no taxable income to the holder or deduction to the Company. A holder awarded one of these awards will recognize ordinary income in an amount equal to the fair market value of the cash or Shares delivered to the holder on the settlement date. Where an award is settled in the Shares, any additional gain or loss recognized upon the disposition of such shares or property will be capital gain or loss. Subject to any deduction limitations set forth in the Internal Revenue Code, the Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the holder on the determination date.

Section 409A. Section 409A of the Code imposes restrictions on nonqualified deferred compensation. Failure to satisfy these rules will result in accelerated taxation, an additional tax to the holder of the amount equal to 20% of the deferred amount and a possible interest charge. Stock options granted with an exercise price that is not less than the fair market value of the underlying Shares on the date of grant will not give rise to “deferred compensation” for this purpose unless they involve additional deferral features. Stock options that will be awarded under the 2024 Omnibus Plan are intended to be eligible for this exception. In addition, it is intended that the provisions of the 2024 Omnibus Plan comply with Section 409A of the Code, and all provisions of the 2024 Omnibus Plan will be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under these rules.

The full text of the 2024 Omnibus Plan is attached to this proxy statement as Annex A and the foregoing discussion is qualified in its entirety by reference to such text.

The Board recommends that stockholders vote “FOR” the approval of the Vivos Therapeutics, Inc. 2024 Omnibus Equity Incentive Plan.

Unless marked otherwise, proxies received will be voted FOR Proposal No. 2.

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PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT BY THE AUDIT COMMITTEE OF THE BOARD OF MOSS ADAMS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

Overview

The Audit Committee of our Board appoints our independent registered public accounting firm. In this regard, the audit committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the audit committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s capabilities relative to our business; and the firm’s knowledge of our operations.

Upon consideration of these and other factors, in May 2023, the Audit Committee engaged the independent registered public accounting firm Moss Adams LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2023. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Plante Moran audited our financial statements for the years ended December 31, 2022 and December 31, 2021.

Stockholder ratification of such selection is not required by our Bylaws or other applicable laws. However, our Board is submitting the selection of Moss Adams LLP to stockholders for ratification as a matter of good corporate practice. In the event that stockholders fail to ratify the selection, our Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our Audit Committee believes that such a change would be in our and our stockholders’ best interests.

Audit and Non-Audit Fees

Moss Adams, LLP (“Moss Adams”), Denver, Colorado (PCAOB ID No. 659) served as the independent registered public accounting firm to audit our books and accounts for the fiscal years ending December 31, 2023. Plante & Moran, PLLC (“Plante Moran”), Denver, Colorado (PCAOB ID No. 166) served as our independent registered public accounting firm for the fiscal year ended December 31, 2022.

The table below presents the aggregate fees billed for professional services rendered by Moss Adams and Plante Moran for the years ended December 31, 2023 and 2022.

	2023			2022
	Amount		Percent	Amount	Percent

Audit fees	$563,625	(1)	90%	$281,000	86%
Audit -related fees	20,000	(2)	3%	-	0%
Tax fees	45,330	(2)	7%	45,000	13%
All other fees	-		0%	-	0%

Total	$628,955		100%	$326,000	100%

(1)	These fees include $333,425 paid to Moss Adams and $230,200 paid to Plante Moran.

(2)	These fees were all paid to Plante Moran.

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In the above table, “audit fees” are fees billed for services related to the audit of our annual financial statements, quarterly reviews of our interim financial statements, and services normally provided by the independent accountant in connection with regulatory filings or engagements for those fiscal periods. “Audit-related fees” are fees not included in audit fees that are billed by the independent accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. These audit-related fees also consist of the review of our registration statements filed with the SEC and related services normally provided in connection with regulatory filings or engagements. “Tax fees” are comprised of tax compliance, preparation and consultation fees. “All other fees” are fees billed by the independent accountant for products and services not included in the foregoing categories.

Pre-Approval Policy

It is the Audit Committee’s policy to approve in advance the types and amounts of audit, audit-related, tax, and any other services to be provided by our independent registered public accounting firm. In situations where it is not practicable to obtain full Audit Committee approval, the Audit Committee has delegated authority to the Chair of the Audit Committee to grant pre-approval of auditing, audit-related, tax, and all other services up to $100,000. Any pre-approved decisions by the Chair are required to be reviewed with the Audit Committee at its next scheduled meeting. The Audit Committee approved 100% of all services provided by Plante Moran during 2023 and 2022.

Attendance at Annual Meeting

It is not expected that representatives from either Moss Adams or Plante Moran will be in attendance at the Annual Meeting.

Audit Committee Report

The Audit Committee operates pursuant to a charter which is reviewed annually by the audit committee. Additionally, a brief description of the primary responsibilities of the audit committee is included in this Proxy Statement under the discussion of “Committees of the Board of Directors — Audit Committee.” Under the audit committee charter, management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

In the performance of its oversight function, the audit committee reviewed and discussed with management and Moss Adams LLP, as the Company’s independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended December 31, 2023. The audit committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the audit committee received and reviewed the written disclosures and the letters from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding such independent registered public accounting firm’s communications with the audit committee concerning independence, and discussed with the Company’s independent registered public accounting firm their independence from the Company.

Based upon the review and discussions described in the preceding paragraph, the audit committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC.

This has been furnished by the Audit Committee of the Board.

Leonard J. Sokolow, Chairperson

Anja Krammer

Ralph E. Green, DDS, MBA

Vote Sought

The proposal to ratify the appointment of Moss Adams LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2024 will be approved if approved by a majority of the votes properly cast on this proposal.

Board Recommendation

The Board recommends that stockholders vote “FOR” the proposal to ratify the appointment of Moss Adams LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2024.

Unless marked otherwise, proxies received will be voted FOR Proposal No. 3.

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OTHER BUSINESS

We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, the persons named on the enclosed proxy card intend to vote the shares they represent as the Board may recommend.

HOUSEHOLDING

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this proxy statement and the Annual Report by contacting VStock Transfer, LLC, in writing at 18 Lafayette Place, Woodmere, New York 11598 or via telephone at (212) 828-8436.

2023 ANNUAL REPORT

Our 2023 Annual Report, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail. You can also access our 2023 Annual Report, including our Annual Report on Form 10-K for 2023, at www.vivos.com/investor-relations/.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. All requests should be directed to the Secretary, Vivos Therapeutics, Inc., 7921 Southpark Plaza, Suite 210, Littleton, Colorado 80120.

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Annex A

VIVOS THERAPEUTICS, INC.
2024 OMNIBUS EQUITY INCENTIVE PLAN

EFFECTIVE DATE: [______], 2024
Approved by STOCKHOLDERs: [______], 2024
EXPIRATION DATE: [______], 2034

ARTICLE 1
ESTABLISHMENT; PURPOSE; GLOSSARY

1.1 ESTABLISHMENT. Vivos Therapeutics, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), hereby establishes the Vivos Therapeutics, Inc. 2024 Omnibus Equity Incentive Plan (the “Plan”). The Plan will supersede and replace the Company’s Amended and Restated 2019 Stock Option and Stock Issuance Plan, as amended (the “2019 Plan”). No awards will be made pursuant to the 2019 Plan on or after the Effective Date (as defined below); provided, that, the 2019 Plan shall remain in effect until all awards granted under the 2019 Plan have been exercised, forfeited, cancelled, or have otherwise expired or terminated in accordance with the terms of such grants.

1.2 PURPOSE. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interest of the Participants to those of the Company’s stockholders by providing the Participants with an incentive for outstanding performance. To further these objectives, the Plan allows for the award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Grants, Stock Units, and Performance Units.

1.3 GLOSSARY. Defined terms used in this Plan are defined in various sections of the Plan or are set forth in the attached Glossary, which is incorporated into and made part of this Plan.

ARTICLE 2
EFFECTIVE DATE; EXPIRATION DATE

2.1 EFFECTIVE DATE. The Plan will become effective on the date it is approved by the stockholders at the Company’s 2024 Annual Meeting of Stockholders (the “Effective Date”). Any Awards granted pursuant to the Plan, prior to stockholder approval, shall be expressly conditioned upon stockholder approval of the Plan at the Company’s 2024 Annual Meeting of Stockholders.

2.2 EXPIRATION DATE. The Plan will expire on, and no Award may be granted under the Plan after the 10th anniversary of the Effective Date. Any Awards that are outstanding on the 10th anniversary of the Effective Date shall remain in force according to the terms of the Plan and the Award Agreement.

ARTICLE 3
ADMINISTRATION

3.1 COMMITTEE. The Plan shall be administered by the Committee or, with respect to non-employee directors, the Board. The Committee shall consist of 2 or more individuals, each of whom qualifies as: (a) a “non-employee director” as defined in Rule 16b-3(b)(3) of the General Rules and Regulations of the Exchange Act; and (b) “independent” for purposes of the NASDAQ Listing Rules (or rules of any other exchange upon which the Stock is then traded), in each case, as each such rule or regulation is in effect from time to time. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of the Board. All references in the Plan to the “Committee” shall be, as applicable, to the Board or the Committee.

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3.2 ACTION BY THE COMMITTEE. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all of the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee.

3.3 AUTHORITY OF COMMITTEE. The Committee has the power and authority to take the following actions: (a) designate Participants to receive Awards; (b) determine the type or types of Awards and the times when Awards are to be granted to each Participant; (c) determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate; (d) determine the terms and conditions of any Award, including, but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of restrictions or limitations, and accelerations or waivers thereof, based in each case on such considerations as the Committee determines; (e) determine whether, to what extent, and in what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or whether an Award may be cancelled, forfeited, exchanged or surrendered; (f) prescribe the form of each Award Agreement, which need not be identical for each Participant; (g) decide all other matters that must be determined in connection with an Award; (h) establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan; (i) amend or modify any outstanding Award to the extent the terms of such Award are within the power and authority of the Committee as provided under the Plan; (j) interpret the terms of, and determine any matter arising pursuant to, the Plan or any Award Agreement and correct any defects and reconcile any inconsistencies in the Plan or any Award Agreement; and (k) make all other decisions or determinations that may be required pursuant to the Plan or an Award Agreement as the Committee deems necessary or advisable to administer the Plan.

3.4 DECISIONS BINDING. The Committee’s interpretation of the Plan or any Award Agreement and all decisions and determinations by the Committee with respect to the Plan and any Award are final, binding, and conclusive on all parties. All authority of the Board and the Committee with respect to Awards issued pursuant to this Plan, including the authority to amend outstanding Awards, shall continue after the term of this Plan so long as any Award remains outstanding. Any action authorized to be taken by the Committee pursuant to the Plan may be taken or not taken by the Committee in the exercise of its discretion as long as such action or decision not to act is not inconsistent with a provision of this Plan.

3.5 DELEGATION to CEO. The Committee may, in its discretion, delegate to the CEO, in writing, the power and authority to grant Awards to employees (other than to employees who are or may become upon hiring employees subject to Section 16 of the Exchange Act) and Consultants to expedite the hiring process or to retain talent. The Committee’s delegation to the CEO may be revoked or modified at any time. Any such delegation must be consistent with applicable law and shall be subject to such restrictions or limitations as may be imposed by the Committee.

ARTICLE 4
SHARES SUBJECT TO THE PLAN

4.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 4.4, the total number of shares of Stock reserved and available for grant pursuant to the Plan is 1,600,000. As provided in Section 1.1, no Awards will be made pursuant to the 2019 Plan on or after the Effective Date.

4.2 share COUNTING. For purposes of determining the number of shares of Stock available for grant under the Plan from time-to-time:

(a) In the event any Award granted under this Plan is forfeited, terminated, cancelled, or expired, the number of shares of Stock subject to such Award, to the extent of any such forfeiture, termination, cancellation or expiration, shall thereafter be available for grant under the Plan (i.e., any prior charge against the numeric limit in Section 4.1 shall be reversed).

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(b) If shares of Stock are not delivered in connection with any Award because the Award is settled in cash rather than in Stock, no shares of Stock shall be counted against the limit set forth in Section 4.1. If an Award may be settled in cash or Stock, the rules set forth in Section 4.2(a) shall apply until the Award is settled, at which time the underlying shares of Stock will be added back to the shares available for grant pursuant to Section 4.1 but only if the Award is settled in cash.

(c) The exercise of a stock-settled SAR or broker-assisted “cashless” exercise of an Option (or a portion thereof) will reduce the number of shares of Stock available for grant by the entire number of shares of Stock subject to that SAR or Option (or applicable portion thereof), even though a smaller number of shares of Stock will be issued upon such an exercise.

(d) Shares of Stock tendered to pay the exercise price of an Option or tendered, withheld or otherwise relinquished by the Participant to satisfy a tax withholding obligation arising in connection with any Award will not become available for grant under the Plan. Moreover, shares of Stock purchased on the open market with cash proceeds generated by the exercise of an Option or SAR will not increase or replenish the number of shares available for grant.

(e) If the provisions of this Section 4.2 are inconsistent with the requirements of any regulations promulgated by the Internal Revenue Service pursuant to Section 422 of the Code, the provisions of such regulations shall control over the provisions of this Section 4.2, but only as this Section 4.2 applies to Incentive Stock Options.

(f) The Committee may adopt such other reasonable rules and procedures as it deems to be appropriate for purposes of determining the number of shares of Stock that are available for grant pursuant to Section 4.1.

4.3 STOCK DISTRIBUTED. Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized but unissued Stock or treasury Stock or Stock purchased on the open market.

4.4 ADJUSTMENTS. In the event of any recapitalization, reclassification, stock dividend, stock split, reverse stock split, rights offering, spin-off, additional issuance, other distribution with respect to the shares of Stock, any “equity restructuring” (as defined in Accounting Standards Codification 718), or any similar corporate transaction or event in respect of the Stock, the Committee shall, to the extent it deems equitable and appropriate to prevent dilution or enlargement of rights, make a proportionate adjustment in: (a) the number and class of shares of Stock made available for grant pursuant to Section 4.1; (b) the number of shares of Stock set forth in Section 7.2(h) and any other similar numeric limit expressed in the Plan; (c) the number and class of and/or price of shares of Stock, units, or other rights subject to the then-outstanding Awards; (d) the performance targets or goals appropriate to any outstanding Awards; or (e) any other terms of an Award that are affected by the event. Notwithstanding anything in the Plan to the contrary, in the event of any such transaction or occurrence, the Committee, in its sole discretion, may provide in substitution for any or all outstanding Awards such alternative consideration (including cash) as it, in good faith, may determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. Any adjustments made pursuant to this Section 4.4 shall be made in a manner consistent with the requirements of Section 409A of the Code and, in the case of Incentive Stock Options, any such adjustments shall be made in a manner consistent with the requirements of Section 424(a) of the Code.

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4.5 REPLACEMENT AWARDS. In the event of any corporate transaction in which the Company or a Subsidiary or Affiliate acquires a corporate entity which, at the time of such transaction, maintains an equity compensation plan pursuant to which awards of stock options, stock appreciation rights, restricted stock, performance units, stock grants, stock units, restricted stock units or any other form of equity based compensation are then outstanding (the “Acquired Plan”), the Committee may make Awards to assume, substitute or convert such outstanding awards in such manner as may be determined to be appropriate and equitable by the Committee; provided, however, that the number of shares of Stock subject to any Award shall always be a whole number by rounding any fractional share to the nearest whole share. To the extent permitted by Section 409A of the Code, Options or SARs issued pursuant to this Section 4.5 shall not be subject to the requirement that the exercise price of such Award not be less than the fair market value of Stock on the date the Award is granted. Shares used in connection with an Award granted in substitution for an award outstanding under an Acquired Plan under this Section 4.5 shall not be counted against the number of shares of Stock reserved under this Plan under Section 4.1. Any shares of Stock authorized and available for issuance under the Acquired Plan may, subject to adjustment as described in Section 4.4, be available for use in making Awards under this Plan with respect to persons eligible under such Acquired Plan, by virtue of the Company’s assumption of such Acquired Plan, consistent with NASDAQ Listing Rules (or rules of any other exchange upon which the Stock is then traded), including, but not limited to, NASDAQ Rule 5635(c), including IM-5635-1, as such Rules may be amended or replaced from time to time.

4.6 FRACTIONAL SHARES. No fractional shares shall be issued pursuant to the Plan. Unless the Committee specifies otherwise in an Award Agreement or pursuant to a policy, cash will be given in lieu of fractional shares. In the event of adjustment as provided in Section 4.4 or the issuance of replacement awards as provided in Section 4.5, the total number of shares subject to any affected Award shall always be a whole number by rounding any fractional shares up to the nearest whole share.

4.7 LIMIT ON NON-EMPLOYEE DIRECTOR AWARDS. Notwithstanding any other provision in the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any non-employee director during any fiscal year, plus the aggregate amount of all cash payments made to such non-employee director for services rendered as a director for the same fiscal year, shall not exceed $550,000 (the “Annual Director Compensation Limit”). For the avoidance of doubt, any compensation that is deferred shall be counted toward the Annual Director Compensation Limit during the year in which it is first earned and not when paid.

ARTICLE 5
ELIGIBILITY; PARTICIPATION

5.1 ELIGIBILITY. Persons eligible to participate in this Plan include members of the Board and employees and officers of the Company and its Affiliates and Subsidiaries. The Committee may determine on a case-by-case basis to make Awards to Consultants to the Company or any Subsidiary or Affiliate. Awards may also be granted to prospective employees or members of the Board but no portion of any such Award will vest, become exercisable, be issued, or become effective prior to the date on which such individual begins to provide services to the Company or any Subsidiary or Affiliate.

5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible Participants those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be selected to receive an Award, or having been so selected, to be selected to receive a future Award, except as otherwise provided by separate agreement, the relevant provisions of which have been approved by the Committee.

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ARTICLE 6
GENERAL RULES APPLICABLE TO ALL AWARDS

6.1 AWARD AGREEMENTS. All Awards shall be evidenced by an Award Agreement. The Award Agreement shall include such terms and provisions as the Committee determines to be appropriate. The terms of the Award Agreement may vary depending on the type of Award, the employee or classification of the employee to whom the Award is made and such other factors as the Committee determines to be appropriate. For the avoidance of doubt, in an Award Agreement the Committee may include provisions requiring that a Participant sign (and not revoke) a release of claims in favor of the Company (which release may include non-competition, non-solicitation, and similar covenants) as a condition precedent to the settlement, exercise, or accelerated vesting of such Award.

6.2 TERM OF AWARD. The term of each Award shall be for the period determined by the Committee; provided, that, in no event shall the term of any Option or Stock Appreciation Right exceed a period of 10 years from the Date of Grant.

6.3 TERMINATION OF EMPLOYMENT OR SERVICE. Subject to the provisions of this Plan, the Committee shall determine and set forth in the applicable Award Agreement the extent to which a Participant shall have the right to retain and/or exercise an Award following Termination of Employment (or Termination of Service). Such provisions need not be uniform among all types of Awards and may reflect distinctions based on the reasons for such terminations, including but not limited to, death, Disability, a Change of Control, Retirement, a termination for Cause, a termination without Cause, a termination for good reason pursuant to an employment agreement, or reasons relating to the breach or threatened breach of restrictive covenants.

6.4 FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan, the Award Agreement and any applicable law, payments or transfers to be made by the Company on the grant, exercise or settlement of an Award may be made in such forms as determined by the Committee, including, without limitation, cash, Stock, other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or any combination thereof, in each case determined in accordance with applicable law and rules adopted by the Committee.

6.5 LIMITS ON TRANSFER. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to, or in favor of, any party other than the Company or any Subsidiary or Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or any Subsidiary or Affiliate and except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution or, if applicable, until the expiration of any period during which any restrictions are applicable or any Performance Period as determined by the Committee. To the extent permitted by applicable law, the Committee shall have the authority to adopt a policy that is applicable to existing Awards, new Awards, or both, which permits a Participant to transfer Awards during his or her lifetime to any Family Member. In the event an Award is transferred as permitted by such policy, such transferred Award may not be subsequently transferred by the transferee (other than another transfer meeting the conditions set forth in the policy) except by will or the laws of descent and distribution. A transferred Award shall continue to be governed by and subject to the terms and limitations of the Plan and relevant Award Agreement, and the transferee shall be entitled to the same rights as the Participant, as if the transfer had not taken place.

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6.6 BENEFICIARIES. Notwithstanding Section 6.5, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death, and, in accordance with Section 7.2(d)(3), upon the Participant’s Disability. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is provided to the Company.

6.7 STOCK CERTIFICATES. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Committee has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Committee may require that a Participant make such reasonable covenants, agreements, and representations, as the Committee deems advisable in order to comply with any such laws, regulations, or requirements. In lieu of certificates, the Company, in its sole discretion, may evidence ownership in book entry form.

6.8 CLAWBACK. Notwithstanding any provision of the Plan to the contrary, in an Award Agreement, the Committee shall include provisions calling for the recapture or clawback of all or any portion of an Award to the extent necessary to comply with applicable law, including, but not limited to, the final rules issued by the Securities and Exchange Commission and the NASDAQ Listing Rules (or any other exchange upon which the Stock is then listed) pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Committee also may include other clawback provisions in the Award Agreement as it determines to be appropriate. By accepting an Award, each Participant agrees to be bound by, and comply with, any such recapture or clawback provisions and with any Company request or demand for recapture or clawback, including, without limitation, the provisions of the Company’s Executive Compensation Clawback Policy, as such Policy may be amended from time to time.

6.9 DIVIDENDS AND EQUIVALENTS. With respect to any Award that is subject to vesting, in no event will any dividend or dividend equivalent award vest or be paid prior to the satisfaction of the vesting condition applicable to the corresponding Award and such dividend or dividend equivalent award shall only be paid to the Participant if and to the extent that the vesting conditions related to the corresponding Award are satisfied. No dividend equivalents awards may be awarded in connection with an award of Stock Options or SARs.

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ARTICLE 7
STOCK OPTIONS

7.1 GENERAL. Subject to the terms and provisions of the Plan, Options may be granted to one or more Participants upon such terms and conditions, and at any time and from time to time, as shall be determined by the Committee. The Committee may grant either Nonqualified Stock Options or Incentive Stock Options and shall have complete discretion in determining the number of shares subject to Options granted to each Participant. Option Awards are subject to the following terms and conditions:

(a) Exercise Price. The exercise price per share of Stock pursuant to any Option shall be equal to the Fair Market Value of one share of Stock as of the Date of Grant unless the Committee sets a higher exercise price in the Award Agreement.

(b) Exercise of Option. Options shall be exercisable at such times and in such manner, and shall be subject to such restrictions and conditions, as the Committee shall, in each instance approve, which need not be the same for each grant or for each Participant. The Committee may prescribe performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c) Term of Option. Each Option shall expire at such time as the Committee shall determine as of the Date of Grant; provided, however, that no Option shall be exercisable later than the 10th anniversary of the Date of Grant.

(d) Payment. The exercise price for any Option shall be paid in cash or shares of Stock held for longer than 6 months through actual tender or by attestation (or such shorter period as long as it will not cause an adverse accounting consequence or cost to the Company). In the Award Agreement, the Committee also may prescribe other methods by which the exercise price of an Option may be paid and the form of payment including, without limitation, any net-issuance arrangement or other property acceptable to the Committee (including broker-assisted “cashless exercise” arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants.

(e) Repricing of Options. Notwithstanding any other provision in the Plan to the contrary, without approval of the Company’s stockholders, an Option may not be amended, modified or repriced to reduce the exercise price after the Date of Grant. Except as otherwise provided in Section 4.4 with respect to an adjustment in capitalization, an Option also may not be surrendered in consideration of or exchanged for cash, other Awards or a new Option having an exercise price below the exercise price of the Option being surrendered or exchanged.

(f) Nontransferability of Options. No Option may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant shall be exercisable during his or her lifetime only by such Participant or his or her legal representative.

7.2 INCENTIVE STOCK OPTIONS. The following additional rules shall apply to Incentive Stock Options granted pursuant to this Article 7:

(a) Employees Only. Incentive Stock Options shall be granted only to Participants who are employees of the Company or any Subsidiary or any Affiliate.

(b) Exercise Price. Except as provided in Section 7.2(f), the exercise price per share of Stock pursuant to any Incentive Stock Option shall be equal to the Fair Market Value of one share of Stock as of the Date of Grant unless the Committee sets a higher exercise price in the Award Agreement.

(c) Term of Incentive Stock Option. In no event may any Incentive Stock Option be exercisable for more than 10 years from the Date of Grant.

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(d) Lapse of Option. An Incentive Stock Option shall lapse in the following circumstances:

(1) The Incentive Stock Option shall lapse 10 years from the Date of Grant, unless an earlier time is specified in the Award Agreement;

(2) The Incentive Stock Option shall lapse 3 months after the date of a Termination of Employment for any reason other than the Participant’s death or Disability, unless otherwise provided in the Award Agreement; and

(3) If the Participant incurs a Termination of Employment on account of death or Disability before the Option lapses pursuant to paragraph (1) or (2), the Incentive Stock Option shall lapse on the earlier of: (i) the scheduled expiration date of the Option; or (ii) 12 months after the date of the Participant’s Termination of Employment on account of death or Disability. Upon the Participant’s death or Disability, any Incentive Stock Options exercisable at the Participant’s death or Disability may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament in the case of death, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(e) Individual Dollar Limitation. The aggregate fair market value (determined as of the time an Award is made and in accordance with Section 422 of the Code) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any one calendar year may not exceed $100,000 or such other limitation as may then be imposed by Section 422(d) of the Code or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Nonqualified Stock Options.

(f) Ten Percent Owners. An Incentive Stock Option may be granted to any employee who, at the Date of Grant, owns stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the Date of Grant and the Option is exercisable for no more than 5 years from the Date of Grant.

(g) Right to Exercise. Except as provided in Section 7.2(d)(3), during a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

(h) Limitations on Number of Shares Subject to Awards. Subject to adjustment as provided in Section 4.4, the maximum number of shares that may be issued under the Plan as Incentive Stock Options is the numeric limit set forth in Section 4.1.

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ARTICLE 8
STOCK APPRECIATION RIGHTS

8.1 GENERAL. Subject to the terms and provisions of the Plan, SARs may be granted to one or more Participants upon such terms and conditions, and at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determine the number of SARs granted to each Participant. SARs are subject to the following terms and conditions:

(a) Base Value. The base value per share of Stock pursuant to any SAR shall be equal to the Fair Market Value of one share of Stock as of the Date of Grant unless the Committee sets a higher base value in the Award Agreement.

(b) Exercise of SAR. SARs shall be exercisable at such times and in such manner, and shall be subject to such restrictions and conditions, as the Committee shall, in each instance approve, which need not be the same for each grant or for each Participant. The Committee may prescribe performance or other conditions, if any, that must be satisfied before all or part of a SAR may be exercised.

(c) Term of SAR. Each SAR shall expire at such time as the Committee shall determine as of the Date of Grant; provided, however, that no SAR shall be exercisable later than the 10th anniversary of the Date of Grant.

(d) Payment of SAR Amount. Upon exercise of the SAR, the Participant shall be entitled to receive a payment equal to the amount determined by multiplying the excess, if any of: (i) the fair market value of a share of Stock on the date of exercise over the base value fixed by the Committee on the Date of Grant; by (ii) the number of shares with respect to which the SAR is exercised. Payment shall be made in the manner and at the time specified by the Committee in the Award Agreement. At the discretion of the Committee, the Award Agreement may provide for payment for the SARs in cash, shares of Stock of equivalent value, or in a combination thereof.

(e) Repricing of SARs. Notwithstanding any other provision in the Plan to the contrary, without approval of the Company’s stockholders, a SAR may not be amended, modified or repriced to reduce the exercise price after the Date of Grant. Except as otherwise provided in Section 4.4 with respect to an adjustment in capitalization, a SAR also may not be surrendered in consideration of or exchanged for cash, other Awards or a new SAR having an exercise price below the exercise price of the SAR being surrendered or exchanged.

(f) Nontransferability of SARs. No SAR may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant shall be exercisable during his or her lifetime only by such Participant or his or her legal representative.

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ARTICLE 9
RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS

9.1 GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, Restricted Stock may be granted to one or more Participants upon such terms and conditions, and at any time and from time to time, as shall be determined by the Committee. Restricted Stock Awards are subject to the following terms and conditions:

(a) Restrictions. Restricted Stock shall be subject to such conditions and/or restrictions as the Committee may impose (including, without limitation, Performance Goals and/or limitations on transferability, the right to receive dividends, or the right to vote the Restricted Stock), which need not be the same for each grant or for each Participant. These restrictions may lapse separately or in combination at such times, in such circumstances, in such installments, or otherwise, as determined by the Committee. Except as otherwise provided in the Award Agreement, Participants holding shares of Restricted Stock may not exercise voting rights with respect to the shares of Restricted Stock during the period of restriction.

(b) Forfeiture. Except as otherwise provided in the Award Agreement, upon a Termination of Employment (or Termination of Service) during the applicable period of restriction, Restricted Stock that is at that time subject to restrictions shall be forfeited. The Committee may provide in the Award Agreement that the restrictions or forfeiture conditions relating to a Restricted Stock Award will be waived in whole or in part in the event of a Termination of Employment (or Termination of Service) resulting from specified causes.

(c) Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, the certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may retain physical possession of the certificate until such time as all applicable restrictions lapse.

9.2 GRANT OF RESTRICTED STOCK UNITS. Subject to the terms and provisions of the Plan, Restricted Stock Units may be granted to one or more Participants upon such terms and conditions, and at any time and from time to time, as shall be determined by the Committee. Restricted Stock Unit Awards are subject to the following terms and conditions:

(a) Restrictions. Restricted Stock Unit Awards grant a Participant the right to receive a specified number of shares of Stock, or a cash payment equal to the fair market value (determined as of a specified date) of a specified number of shares of Stock, subject to such conditions and/or restrictions as the Committee may impose, including Performance Goals, which need not be the same for each grant or for each Participant. These restrictions may lapse separately or in combination at such times, in such circumstances, in such installments, or otherwise, as determined by the Committee.

(b) Forfeiture. Except as otherwise provided in the Award Agreement, upon a Termination of Employment (or Termination of Service) during the applicable period of restriction, Restricted Stock Units that are at that time subject to restrictions shall be forfeited. The Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to a Restricted Stock Unit Award will be waived in whole or in part in the event of a Termination of Employment (or Termination of Service) resulting from specified causes.

(c) Payment. Payment for vested Restricted Stock Units shall be made in the manner and at the time designated by the Committee in the Award Agreement. In the Award Agreement, the Committee may provide that payment will be made in cash or Stock, or in a combination thereof.

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ARTICLE 10
STOCK GRANT AND STOCK UNIT AWARDS

10.1 STOCK GRANT AWARDS. Subject to the terms and provisions of the Plan, Stock Grant Awards may be granted to one or more Participants upon such terms and conditions, and at any time and from time to time, as shall be determined by the Committee. A Stock Grant Award grants the Participant the right to receive (or purchase at such price as determined by the Committee) a designated number of shares of Stock free of any vesting restrictions. The purchase price, if any, for a Stock Grant Award shall be payable in cash or other form of consideration acceptable to the Committee. A Stock Grant Award may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Participant.

10.2 STOCK UNIT AWARDS. Subject to the terms and provisions of the Plan, Stock Unit Awards may be granted to one or more Participants upon such terms and conditions, and at any time and from time to time, as shall be determined by the Committee. A Stock Unit Award grants the Participant the right to receive a designated number of shares of Stock, or a cash payment equal to the fair market value (determined as of a specified date) of a designated number of shares of Stock, in the future free of any vesting restrictions. A Stock Unit Award may be granted as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Participant.

ARTICLE 11
PERFORMANCE UNITS

11.1 PERFORMANCE UNIT AWARDS. Subject to the terms and provisions of the Plan, Performance Unit Awards may be granted to one or more Participants upon such terms and conditions, and at any time and from time to time, as shall be determined by the Committee. A Performance Unit Award grants the Participant the right to receive a specified number of shares of Stock or a cash payment equal to the fair market value (determined as of a specified date) of a specified number of shares of Stock depending on the satisfaction of any one or more Performance Goals. Performance may be measured on a specified date or dates or over any period or periods determined by the Committee. At the discretion of the Committee, the Award Agreement may provide for payment for vested Performance Unit Awards in cash, shares of Stock of equivalent cash value, or in a combination thereof.

11.2 PERFORMANCE GOALS. The Performance Goal or Goals applicable to any Award, including any Performance Unit Award, shall be specified by the Committee in the Award Agreement.

ARTICLE 12
CHANGE OF CONTROL

12.1 TREATMENT. Except as otherwise provided in an Award Agreement or employment agreement, upon the closing of a transaction that results in a Change of Control, then: (a) all Awards that are subject to restrictions based solely on the passage of time shall become fully vested, exercisable and all restrictions on such Awards shall lapse; and (b) any Awards that are subject to restrictions based on the attainment of Performance Goals shall immediately vest in full at the greater of the target level of performance or actual performance through the date of the closing of the Change of Control. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(e), the excess Options shall be deemed to be Nonqualified Stock Options. In addition, upon, or in anticipation of, a Change of Control, the Committee may: (1) cause all or a part of outstanding Awards to be cancelled and terminated as of a specified date and give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole discretion, shall determine; or (2) cause all or a part of outstanding Awards to be cancelled and terminated as of a specified date in exchange for a payment or right to payment pursuant to the terms and conditions set forth in the Change of Control transaction documents if, and only if, the Participant signs (and not revoke) an equity award termination agreement and release of claims in favor of the Company. With respect to an Award which the Company concludes is subject to (and not exempt from) the requirements of Section 409A, any actions taken by the Board pursuant to this Article 12 shall be done in compliance with Section 409A of the Code.

12.2 PARTICIPANT CONSENT NOT REQUIRED. Nothing in this Article 12 or any other provision of this Plan is intended to provide any Participant with any right to consent to or object to any transaction that might result in a Change of Control and each provision of this Plan shall be interpreted in a manner consistent with this intent. Similarly, nothing in this Article 12 or any other provision of this Plan is intended to provide any Participant with any right to consent to or object to any action taken by the Board pursuant to this Article 12.

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ARTICLE 13
AMENDMENT, MODIFICATION, AND TERMINATION

13.1 AMENDMENT, MODIFICATION, AND TERMINATION OF THE PLAN. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that any such action of the Committee shall be subject to the approval of the stockholders to the extent necessary to comply with any applicable law, regulation, or rule of the stock exchange on which the shares of Stock are listed, quoted or traded. Except as provided in Section 4.4, neither the Board nor the Committee may, without the approval of stockholders: (a) increase the number of shares available for grant under the Plan; (b) permit the Committee to grant Options or SARs with an exercise price or base value that is below Fair Market Value on the Date of Grant; (c) permit the Committee to extend the exercise period for an Option or SAR beyond 10 years from the Date of Grant; (d) amend Section 7.1(e) to permit the Committee to reprice previously granted Options; (e) amend Section 8.1(e) to permit the Committee to reprice previously granted SARs; (f) extend the duration of the Plan; or (g) expand the type of awards available for grant under the Plan or expand the class of participants eligible to participate in the Plan.

13.2 AWARDS PREVIOUSLY GRANTED. Except as provided in the next sentence and subject to Section 12.2, no termination, amendment, or modification of the Plan or any Award Agreement shall adversely affect in any material way the rights of the holder of any Award previously granted pursuant to the Plan without the prior written consent of the holder of the Award. The consent of the holder of a previously granted Award is not needed if the change: (a) is required by law or regulation; (b) does not adversely affect in any material way the rights of the holder; or (c) is required to cause the benefits under the Plan to comply with the provisions of Section 409A of the Code. Additional rules relating to amendments to the Plan or any Award Agreement to assure compliance with Section 409A of the Code are set forth in Section 14.15.

ARTICLE 14
GENERAL PROVISIONS

14.1 NO RIGHTS TO AWARDS. No Participant, employee, or other person shall have any claim to be granted any Award, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

14.2 NO STOCKHOLDER RIGHTS. No Award gives the Participant any of the rights of a stockholder of the Company unless and until unrestricted shares of Stock are issued to the Participant or the restrictions on any shares previously issued lapse, except as specifically otherwise provided in the Plan or the Award Agreement.

14.3 WITHHOLDING. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, up to the maximum statutory amount necessary (or such lower amount that will not cause an adverse accounting consequence or cost to the Company), in the applicable jurisdiction, to satisfy any federal, state, and local taxes required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. With the Committee’s consent as expressed in an Award Agreement or in any policy adopted by the Committee, the Company may permit the Participant to satisfy a tax withholding requirement by: (a) directing the Company to withhold shares of Stock to which the Participant is entitled pursuant to the Award in an amount necessary to satisfy the Company’s applicable federal, state, local or foreign income and employment tax withholding obligations with respect to such Participant; (b) tendering previously-owned shares of Stock held by the Participant for 6 months or longer to satisfy the Company’s applicable federal, state, local, or foreign income and employment tax withholding obligations with respect to the Participant (or such shorter period as long as it will not cause an adverse accounting consequence or cost to the Company); (c) a broker-assisted “cashless” transaction; or (d) personal check or other cash equivalent acceptable to the Company.

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14.4 NO RIGHT TO CONTINUED EMPLOYMENT OR SERVICE. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

14.5 UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary. Neither the Participant nor any other persons shall have any interest in any fund or in any specific asset or assets of the Company or any other entity by reason of any Award, except to the extent provided hereunder.

14.6 RELATIONSHIP TO OTHER BENEFITS. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary, except as otherwise provided in such plan.

14.7 EXPENSES. The expenses of administering the Plan shall be borne by the Company.

14.8 TITLES AND HEADINGS. The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

14.9 SECURITIES LAW COMPLIANCE. With respect to any person who is, on the relevant date, obligated to file reports pursuant to Section 16 of the Exchange Act, transactions pursuant to this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors pursuant to the Exchange Act. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on the exercise of any Award as may be required to satisfy the requirements of Rule 16b-3 or its successors pursuant to the Securities Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be void to the extent permitted by law and voidable as deemed advisable by the Committee.

14.10 GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption. The Committee shall impose such restrictions on any Award as it may deem advisable, including without limitation, restrictions under applicable federal securities law, under the requirements of the NASDAQ Listing Rules (or any other exchange upon which the Stock is then listed), quoted or traded and under any blue sky or state securities laws applicable to such Award.

14.11 GOVERNING LAW. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Exchange Act or other securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to any conflicts of law principles thereof that would require the application of the laws of another jurisdiction.

14.12 SUCCESSORS. All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect merger, consolidation, purchase of all or substantially all of the business and/or assets of the Company or otherwise.

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14.13 SURVIVAL OF PROVISIONS. The rights, remedies, agreements, obligations and covenants contained in or made pursuant to this Plan, any Award Agreements and any notices or agreements made in connection with this Plan shall survive the execution and delivery of such notices and agreements and the delivery and receipt of such shares of Stock.

14.14 INDEMNIFICATION. Each person who is or shall have been a member of the Committee or of the Board, or who has served as the CEO, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

14.15 COMPLIANCE WITH SECTION 409A.

(a) General Compliance. Some of the types of Awards that may be granted pursuant to the Plan (including, but not necessarily limited to, Restricted Stock Unit Awards, Performance Unit Awards and Stock Unit Awards) may be considered to be “non-qualified deferred compensation” subject to the requirements of Section 409A of the Code. If an Award is subject to the requirements of Section 409A of the Code, the Company intends (but cannot and does not guarantee) that the Award Agreement and this Plan comply fully with and meet all of the requirements of Section 409A of the Code or an exception thereto and the Award Agreement shall include such provisions, in addition to the provisions of this Plan, as may be necessary to assure compliance with Section 409A of the Code or an exception thereto.

(b) Delay for Specified Employees. If, at the time of a Participant’s Separation from Service, the Company has any Stock which is publicly traded on an established securities market or otherwise, and if the Participant is considered to be a Specified Employee, to the extent any payment for any Award is subject to the requirements of Section 409A of the Code and is payable upon the Participant’s Separation from Service, such payment shall not commence prior to the first business day following the date which is 6 months after the Participant’s Separation from Service (or the date of the Participant’s death if earlier than the end of the 6 month period). Any amounts that would have been distributed during such 6 month period will be distributed on the day following the expiration of the 6 month period.

(c) Prohibition on Acceleration or Deferral. Under no circumstances may the time or schedule of any payment for any Award that is subject to the requirements of Section 409A of the Code be accelerated or subject to further deferral except as otherwise permitted or required by Section 409A of the Code. If the Company fails to make any payment pursuant to the payment provisions applicable to an Award that is subject to Section 409A of the Code, either intentionally or unintentionally, within the time period specified in such provisions, but the payment is made within the same calendar year, such payment will be treated as made within the specified time period. In addition, in the event of a dispute with respect to any payment, such payment may be delayed in accordance with Section 409A of the Code.

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GLOSSARY

(a) “2019 Plan” means the Company’s Amended and Restated 2019 Stock Option and Stock Issuance Plan.

(b) “Acquired Plan” has the meaning ascribed to it in Section 4.5.

(c) “Affiliate” means any direct or indirect subsidiary or parent of the Company and any partnership, joint venture, limited liability company or other business venture or entity in which the Company owns, directly or indirectly, at least 80% of the ownership interest in such entity, as determined by the Committee in its sole and absolute discretion (such determination by the Committee to be conclusively established by the grant of an Award to an officer or employee or Consultant of such an entity).

(d) “Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Unit, Stock Grant, or Stock Unit Award granted to a Participant under the Plan.

(e) “Award Agreement” means any written agreement, contract, or other instrument or document, including an electronic agreement or document, evidencing an Award.

(f) “Board” means the Board of Directors of the Company.

(g) “Cause” except as otherwise provided in an Award Agreement or separate writing by and between the Participant and the Company and/or any Subsidiary or Affiliate, means: (i) conviction of, or agreement to a plea of nolo contendere to, a felony, or any crime or offense lesser than a felony involving the property of the Company or any Affiliate or Subsidiary or to any crime or offense that materially damages, or could materially damage the reputation of the Company or any Affiliate or any Subsidiary; (ii) conduct that has caused, or could cause, demonstrable and serious injury to the stockholders, the Company or any Affiliate or Subsidiary, monetary or otherwise; (iii) willful refusal to perform or substantial disregard of duties properly assigned to the Participant; (iv) breach of duty of loyalty to the Company or any Affiliate or Subsidiary, other acts of fraud or dishonesty with respect to the Company or any Affiliate or Subsidiary, a Participant’s willful malfeasance, willful gross misconduct, or willful dishonesty that materially harms, or could materially harm, the stockholders, the Company or any Affiliate or Subsidiary; (v) violation of the Company’s code of conduct or code of ethics; (vi) a Participant’s willful failure to reasonably cooperate with, or a Participant’s impedance or interference with, an investigation authorized by the Board; or (vii) a Participant’s breach of any non-competition, non-solicitation, confidentiality, or similar covenant in any written agreement entered into with the Company or any Affiliate or Subsidiary.

(h) “Change of Control” except as otherwise provided in an Award Agreement or separate writing by and between the Participant and the Company and/or any Subsidiary or Affiliate, means and shall be deemed to have occurred as of the date of the occurrence of any of the following events:

(1) a merger, consolidation, reorganization, business combination, or amalgamation in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

(2) the sale, transfer or other disposition of all or substantially all of the Company’s assets in complete liquidation or dissolution of the Company; or

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(3) a change in the composition of the Board such that, during any 12-month period, the individuals who, as of the beginning of such period, constitute the Board (the “Existing Board”) cease for any reason to constitute at least 50% of the Board, provided, however, that any individual becoming a member of the Board subsequent to the beginning of such period whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors immediately prior to the date of such appointment or election shall be considered as though such individual were a member of the Existing Board; or

(4) a transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, any employee benefit plan maintained by the Company or any of its subsidiaries, or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition.

Notwithstanding the foregoing, a Change of Control shall not occur for purposes of this Plan in the case of Awards that are subject to the requirements of Section 409A of the Code unless such Change of Control constitutes a “change in control event” as defined in Section 409A of the Code. The transfer of equity interests or assets of the Company in connection with a bankruptcy filing by or against the Company under Title 11 of the United States Code will not be considered a “Change of Control” for purposes of this Plan. A “Change of Control” will not be deemed to have occurred for purposes of this Plan until (i) any required regulatory approval, including any final non-appealable regulatory order, has been obtained; and (ii) the transaction that would otherwise constitute the “Change of Control” closes.

(i) “Chief Executive Officer” or “CEO” means the President and Chief Executive Officer of the Company.

(j) “Code” means the Internal Revenue Code of 1986, as amended. All references to the Code shall be interpreted to include a reference to any applicable rules, regulations, rulings or other official guidance promulgated pursuant to such section of the Code.

(k) “Committee” means the Compensation Committee of the Board or a subcommittee thereof, or such other committee of the Board designated by the Board to administer the Plan pursuant to Section 3.1.

(l) “Company” means Vivos Therapeutics, Inc., a corporation organized under the laws of the State of Delaware.

(m) “Consultant” means any consultant or advisor or independent contractor who is a natural person and who provides services to the Company or any Subsidiary or Affiliate, so long as such person: (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital raising transaction; (ii) does not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) qualifies as a consultant under the applicable rules of the SEC for registration of shares of stock on a Form S-8 registration statement.

(n) “Date of Grant” means, as determined by the Committee (or CEO with respect to an Award granted pursuant to Section 3.5), the latest to occur of: (i) the date as of which the Committee (or CEO) approves an Award; (ii) the date on which an Award to a prospective employee, officer, or member of the Board first becomes effective; or (iii) such other date as may be specified in the Award Agreement.

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(o) “Disability” means “disability” as that term is defined in Section 22(e)(3) of the Code unless a different definition is provided in the Award Agreement.

(p) “Effective Date” has the meaning ascribed to it in Section 2.1.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended. All references to the Exchange Act shall be interpreted to include a reference to any applicable rules, regulations, rulings or other official guidance promulgated pursuant to such section of the Exchange Act.

(r) “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

(s) “Fair Market Value” means, as of any given date, the closing price for the Stock as reported on the NASDAQ (or any other exchange upon which the Stock is then listed) on that date or the closing price for the Stock on the immediately preceding date or, if no such prices are reported on either such date, the closing price on the last day on which such prices were reported.

(t) “Family Member” means a Participant’s spouse and any parent, stepparent, grandparent, child, stepchild, or grandchild, including adoptive relationships, a trust or any other entity in which these persons (or the Participant) have more than 50% of the beneficial interest or voting interest, or any other person or entity who is identified as a “family member” under the applicable rules of the SEC for registration of shares of stock on a Form S-8 registration statement.

(u) “Incentive Stock Option” means an Option granted pursuant to and in compliance with Section 7.2.

(v) “Nonqualified Stock Option” means an Option granted pursuant to Section 7.1 that is not intended to be an Incentive Stock Option.

(w) “Option” means a right granted to a Participant pursuant to Article 7. An Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

(x) “Participant” means a person who has been granted an Award.

(y) “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period. The Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, plant, or an individual. The Performance Goals may be stated in terms of absolute levels or relative to another company or companies or to an index or indices.

(z) “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, an Award.

(aa) “Performance Unit” means a right granted to a Participant pursuant to Section 11.1.

(bb) “Plan” means this Vivos Therapeutics, Inc. 2024 Omnibus Equity Incentive Plan, as it may be amended from time to time.

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(cc) “Restricted Stock” means Stock granted to a Participant pursuant to Section 9.1.

(dd) “Restricted Stock Unit” means a right granted to a Participant pursuant to Section 9.2.

(ee) “Securities Act” means the Securities Act of 1933, as amended. All references to the Securities Act shall be interpreted to include a reference to any applicable rules, regulations, rulings or other official guidance promulgated pursuant to such section of the Securities Act.

(ff) “Separation from Service” is a term that applies only in the context of an Award that the Company concludes is subject to Section 409A of the Code. In that limited context, the term “Separation from Service” means either: (i) the termination of a Participant’s employment with the Company and all Subsidiaries due to death, retirement or other reasons; or (ii) a permanent reduction in the level of bona fide services the Participant provides to the Company and all Subsidiaries to an amount that is less than 20% of the average level of bona fide services the Participant provided to the Company and all Subsidiaries in the immediately preceding 36 months, with the level of bona fide service calculated in accordance with Treasury Regulation Section 1.409A-1(h)(1)(ii).

Solely for purposes of determining whether a Participant has a “Separation from Service,” a Participant’s employment relationship is treated as continuing while the Participant is on military leave, medical or sick leave, or other bona fide leave of absence (if the period of such leave does not exceed 6 months, or if longer, so long as the Participant’s right to reemployment with the Company or a Subsidiary is provided either by statute or contract). If the Participant’s period of leave exceeds 6 months and the Participant’s right to reemployment is not provided either by statute or by contract, the employment relationship is deemed to terminate on the first day immediately following the expiration of such 6 month period. Whether a Termination of Employment has occurred will be determined based on all of the facts and circumstances and in accordance with Section 409A of the Code.

In the case of a non-employee member of the Board, Separation from Service means that such member has ceased to be a member of the Board. Whether an independent contractor consultant has incurred a Separation from Service will be determined in accordance with Treasury Regulation Section 1.409A-1(h).

(gg) “Specified Employee” means certain officers and highly compensated employees of the Company as defined in Treasury Regulation Section 1.409A-1(i).

(hh) “Stock” means the common stock of the Company, par value $0.0001 per share, or any security that may be substituted for Stock or into which Stock may be changed pursuant to Article 4.

(ii) “Stock Appreciation Right” or “SAR” means a right granted to a Participant pursuant to Article 8.

(jj) “Stock Grant Award” means the grant of Stock to a Participant pursuant to Section 10.1.

(kk) “Stock Unit” means a right granted to a Participant pursuant to Section 10.2.

(ll) “Subsidiary” means any direct or indirect entity in which the Company owns, directly or indirectly, at least 50% of the ownership interest in such entity, as determined by the Committee in its sole and absolute discretion (such determination by the Committee to be conclusively established by the grant of an Award to an officer or employee or Consultant of such an entity).

(mm) “Termination of Employment” or “Termination of Service” means the cessation of performance of services for the Company. For this purpose, the transfer of a Participant among the Company and any Subsidiary, or transfer from a position as a member of the Board to Employee, shall not be considered a Termination of Service or a Termination of Employment with the Company. In the context of an Award that is subject to the requirements of Section 409A of the Code, the terms “Termination of Service” and “Termination of Employment” mean a Separation from Service.

A-18

VOTE ON INTERNET
Go to http://www.vstocktransfer.com/proxy
Click on Proxy Voter Login and log on using the below control number. Voting will be open until 11:59 p.m. Eastern Time November 25, 2024.

CONTROL #

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE BY FAX
Mark, sign and date your proxy card and return it to 646-536-3179.

ATTEND THE VIRTUAL MEETING
If you would like to attend the Annual Meeting to be held virtually on November 26, 2024 at 10:00am, Mountain Time, please register at:
https://meeting.vstocktransfer.com/VIVOSNOV24

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting – Proxy Card – Vivos Therapeutics, Inc.

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THE BOARD OF DIRECTORS RECOMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES AND "FOR" ALL OTHER LISTED PROPOSALS

1. Election of Directors

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below) ☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01. R. Kirk Huntsman 02. Ralph E. Green 03. Anja Krammer
04. Mark F. Lindsay 05. Leonard J. Sokolow 06. Matthew Thompson

☐ FOR ☐ AGAINST ☐ ABSTAIN

3. Ratification of Independent Registered Public Accounting Firm

☐ FOR ☐ AGAINST ☐ ABSTAIN

Date **Signature** **Signature, if held jointly**

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT9999 90.00

VIVOS THERAPEUTICS, INC.
Annual Meeting of Stockholders
November 26, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF MEMBERS TO BE HELD ONLINE VIRTUALLY ON NOVEMBER 26, 2024

The Notice, the Proxy Statement for our 2024 Annual Meeting and our 2023 Annual Report are available online at:
https://ts.vstocktransfer.com/irhlogin/I-VIVOS

TO REGISTER FOR THE VIRTUAL MEETING, PLEASE VISIT:
https://meeting.vstocktransfer.com/VIVOSNOV24

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

VIVOS THERAPEUTICS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, hereby revoking all prior proxies, hereby appoints each of R. Kirk Huntsman and Bradford Amman, with full power of substitution, as proxy to represent and vote all shares of common stock of Vivos Therapeutics, Inc. (the "Company"), which the undersigned will be entitled to vote if personally present at the 2024 Annual Meeting of Stockholders of the Company to be held virtually online on November 26, 2024 at 10:00 a.m., Mountain Time, upon the matters set forth in the Proxy Statement, a copy of which has been received by the undersigned. Each share of common stock is entitled to one vote. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR the election of the listed nominees as director, FOR approval of the 2024 Omnibus Equity Incentive Plan, FOR the ratification of the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024, and to consider and act that legally come before the meeting that legally come before the meeting, as said proxy(s) may deem advisable.

Electronic Delivery of Future Proxy Materials: If you would like to reduce the costs incurred by Vivos Therapeutics, Inc. materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the internet. To sign up for electronic delivery, please provide your email address below and check here to indicate you consent to receive or access proxy materials electronically in future mailings.

Email Address: ______________________________ ☐

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE
(Continued and to be signed on Reverse Side)